                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                               File No. 2-97889
                                                               File No. 811-4304


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/

     Pre-Effective Amendment No._____

     Post-Effective Amendment No. 23                                         /X/
                                 ----

                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/

     Amendment No. 23
                  ----


                         DELAWARE GROUP GOVERNMENT FUND
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           1818 Market Street, Philadelphia, Pennsylvania      19103
--------------------------------------------------------------------------------
              (Address of Principal Executive Offices)       (Zip Code)



Registrant's Telephone Number, including Area Code:               (215) 255-1371
                                                                  --------------


    Richelle S. Maestro, Esquire, 1818 Market Street, Philadelphia, PA 19103
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)


Approximate Date of Public Offering:                          September 29, 2000
                                                              ------------------

It is proposed that this filing will become effective:

        _____  immediately upon filing pursuant to paragraph (b)
        __X__  on September 29, 2000 pursuant to paragraph (b)
        _____  60 days after filing pursuant to paragraph (a)(1)
        _____  on (date) pursuant to paragraph (a)(1)
        _____  75 days after filing pursuant to paragraph (a)(2)
        _____  on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate:
        _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             --- C O N T E N T S ---



This Post-Effective Amendment No. 23 to Registration File No. 2-97889 includes the following:


          1.  Facing Page

          2.  Contents Page

          3.  Part A - Prospectuses

          4.  Part B - Statement of Additional Information

          5.  Part C - Other Information

          6.  Signatures

          7.  Exhibits

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London




Delaware American Government Bond Fund

Class A o Class B o Class C

Prospectus September 29, 2000


(Art for Current Income Fund)


Current Income Fund



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Fund profile                                               page 2
Delaware American Government Bond Fund                          2
 .................................................................
How we manage the Fund                                     page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Fund                              7
 .................................................................
Who manages the Fund                                       page 9
Investment manager                                              9
Portfolio managers                                              9
Fund administration (Who's who)                                10
 .................................................................
About your account                                        page 11
Investing in the Fund                                          11
   Choosing a share class                                      11
How to reduce your sales charge                                13
How to buy shares                                              14
Retirement plans                                               15
How to redeem shares                                           16
Account minimums                                               17
Special services                                               17
Dividends, distributions and taxes                             19
Certain management considerations                              19
 .................................................................
Financial highlights                                      page 20

Profile: Delaware American Government Bond Fund

What is the Fund's goal?
The Fund seeks high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Although the Fund will strive to achieve its investment goal, there is no assurance that it will.

What are the Fund's main investment strategies? We invest primarily in U.S. government securities including:

o U.S. Treasury bills, notes and bonds;

o other debt securities issued or unconditionally guaranteed by the U.S. government or backed by the full faith and credit of the U.S. government; and

o debt issued or guaranteed by U.S. government agencies or instrumentalities, including debt obligations guaranteed by the Government National Mortgage Association, also known as GNMA, Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal National Mortgage Association (Fannie Mae) and other mortgage-backed securities.

We may also invest up to 20% of our net assets in high quality, non-government fixed-income securities.


What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be affected by changes in bond prices, particularly as a result of changes in interest rates. Mortgage-backed securities may experience increased pre-payments on the underlying mortgages if interest rates decline, which may require the Fund to reinvest in lower yielding securities. The Fund may also experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability for investors. For a more complete discussion of risk, please turn to page 7.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.



Who should invest in the Fund
o Investors with medium- or long-range goals.

o Investors looking for regular income from their investments.

o Investors looking for a bond investment to help balance their investments in stocks or more aggressive securities.

Who should not invest in the Fund
o Investors with very short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short-term.

o Investors seeking long-term growth of capital.


You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has the Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of all shares for the one-, five- and ten-year or lifetime periods, as applicable. The Fund's past performance does not necessarily indicate how it will perform in the future.

--------------------------------------------------------------------------------
                                             Year-by-year total return (Class A)

8.79%    15.14%    6.37%    7.79%   -5.81%   13.71%   2.82%     8.45%   7.08%    -2.59%
---------------------------------------------------------------------------------------
1990      1991     1992     1993     1994     1995     1996     1997     1998     1999

As of June 30, 2000, the Fund's Class A shares had a calendar year-to-date return of 3.89%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 5.42% for the quarter ended September 30, 1991 and its lowest quarterly return was -3.78% for the quarter ended March 31, 1994.

The maximum Class A sales charge of 4.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table shown on page 3 do include the sales charge.

--------------------------------------------------------------------------------
                                           Average annual returns as of 12/31/99

CLASS                                       A                    B                          C             Lehman Brothers
                                                    (if redeemed)*             (if redeemed)*       Government Bond Index
------------------------------------------------------------------------------------------------------------------------------------
                           (Inception 8/1/85)   (Inception 5/2/94)       (Inception 11/29/95)
1 year                                 -7.23%               -6.92%                     -4.18%                      -2.23%

5 years                                 4.73%                4.71%                        N/A                       7.44%

10 years or lifetime**                  5.48%                3.98%                      3.46%                       7.48%

  The table above shows the Fund's average annual returns over various time periods compared to the performance of the Lehman Brothers Government Bond Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.
 *If shares were not redeemed, the returns for Class B would be -3.27%, 5.01% and 4.11%, respectively, for the one-year, five-year and lifetime periods. Returns for Class C would be -3.26% and 3.46%, respectively, for the one-year and lifetime periods.
**Lifetime returns are shown if the Fund or Class existed for less than ten years. The Lehman Brothers Government Bond Index return shown is for ten years. Index returns for Class B and Class C lifetime periods were 6.61% and 5.13%, respectively. Maximum sales charges are included in the Fund returns in the table.


What are the Fund's fees and expenses?        CLASS                                                    A           B            C
------------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly          Maximum sales charge (load) imposed on
from your investments when you buy or sell       purchases as a percentage of offering price       4.75%        none         none
shares of the Fund.
                                              Maximum contingent deferred sales charge (load)
                                                 as a percentage of original purchase price or
                                                 redemption price, whichever is lower               none(1)       4%(2)        1%(3)

                                              Maximum sales charge (load) imposed on
                                                 reinvested dividends                               none        none         none

                                              Redemption fees                                       none        none         none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are            Management fees                                      0.55%       0.55%        0.55%
deducted from the Fund's assets.
                                              Distribution and service (12b-1) fees                0.30%(4)    1.00%        1.00%

                                              Other expenses                                       0.49%       0.49%        0.49%

                                              Total operating expenses                             1.34%       2.04%        2.04%


                                              CLASS(6)                     A           B              B          C              C
                                                                                          (if redeemed)             (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to                   1 year                    $605        $207          $707        $207           $307
help you compare the cost of
investing in the Fund to the                  3 years                   $879        $640          $940        $640           $640
cost of investing in other
mutual funds with similar                     5 years                 $1,174      $1,098        $1,298      $1,098         $1,098
investment objectives. We show
the cumulative amount of Fund                 10 years                $2,011      $2,189        $2,189      $2,370         $2,370
expenses on a hypothetical
investment of $10,000 with an
annual 5% return over the time
shown.(5) This is an example
only, and does not represent
future expenses, which may be
greater or less than those
shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will be imposed on redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first two years after you buy them, you will pay a contingent deferred sales charge of 4%, which declines to 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The Board of Trustees adopted a formula for calculating 12b-1 plan expenses for the Fund's Class A shares that went into effect on June 1, 1992. Under this formula, 12b-1 plan expenses will not be more than 0.30% or less than 0.10%.
(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.
(6) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.


Our investment strategies
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.


The Fund invests in a mix of fixed-income securities, primarily those that are issued or guaranteed by the U.S. government. The Fund may also invest a portion of its assets in high-quality non-government securities. Through careful selection of bonds, we strive to provide high current income with emphasis on stability of principal.


We typically invest a significant portion of the Fund's assets in mortgage-related securities. When selecting mortgage-related securities for the portfolio, we carefully evaluate them based on their income potential but we generally also look for mortgages with characteristics that reduce the likelihood of prepayment by homeowners. Such characteristics might include low remaining balances, interest rates that are lower than current rates, or failure to prepay in a previous period of low interest rates.


The weighted average maturity of the Fund will typically be between seven and 10 years. This is considered an intermediate range maturity. By keeping the average maturity in this intermediate range, we aim to reduce the Fund's sensitivity to changes in interest rates. When interest rates rise, prices of bonds and bond funds generally decline and when interest rates decline, prices generally rise. We believe intermediate-maturity bonds generally offer us attractive income potential with lower price fluctuations than longer-term bonds.


The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.




How to use this glossary
The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.


Glossary A-C   Amortized cost                                    Average maturity
               -----------------------------------------------------------------------
               Amortized cost is a method used to value          An average of when
               a fixed-income security that starts with          the individual bonds
               the face value of the security and then           and other debt
               adds or subtracts from that value                 securities held in a
               depending on whether the purchase price           portfolio will
               was greater or less than the value of             mature.
               the security at maturity. The amount
               greater or less than the par value is
               divided equally over the time remaining
               until maturity.


The securities we     Fixed-income securities offer the potential for greater
typically invest in   income payments than stocks, and also may provide capital
                      appreciation.


------------------------------------------------------------------------------------------------------------------------------------
                 Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Delaware American Government Bond Fund
U.S. Treasury obligations: Treasury bills, notes           We may invest without limit in U.S. Treasury securities.
and bonds of varying maturities. U.S. Treasury
securities are backed by the "full faith and
credit" of the United States.
------------------------------------------------------------------------------------------------------------------------------------
Government agency obligations: Securities issued           We may invest without limit in the debt securities of U.S.
or backed by U.S. government agencies or                   government agencies or instrumentalities.
government-sponsored corporations such as the
Federal Housing Authority or the Export-Import
Bank. These securities may or may not be backed by
the full faith and credit of the U.S. government.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities: Fixed-income                   We may invest without limit in government-related
securities that represent pools of mortgages, with         mortgage-backed securities.
investors receiving principal and interest
payments as the underlying mortgage loans are paid         We may also invest without limit in privately issued
back. Many are issued and guaranteed against               mortgage-backed securities if they are 100% collateralized at
default by the U.S. government or its agencies or          the time of issuance by securities issued or guaranteed by
instrumentalities, such as the Federal Home Loan           the U.S. government, its agencies or instrumentalities. These
Mortgage Corporation, Federal National Mortgage            privately issued mortgage-backed securities we invest in are
Association and the Government National Mortgage           either collateralized mortgage obligations (CMOs) or real
Association. Others are issued by private                  estate mortgage investment conduits (REMICs). We currently
financial institutions, with some fully                    invest in these government-backed privately issued CMOs and
collateralized by certificates issued or                   REMICs only if they are rated in the two highest grades by a
guaranteed by the U.S. government or its agencies          nationally recognized statistical rating organization (NRSRO)
or instrumentalities.                                      at the time of purchase.

                                                           We may also invest in privately issued mortgage-backed
                                                           securities that are not collateralized by U.S. government
                                                           securities and are not directly guaranteed by the U.S.
                                                           government in any way. They are secured by the underlying
                                                           collateral of the private issuer. These include CMOs, REMICs and commercial mortgage-backed securities. We may invest in these securities only if they are rated in the highest
                                                           quality category by an NRSRO. However, the Fund may not
                                                           invest more than 20% of its net assets in high quality
                                                           non-government securities, which include these non-agency
                                                           mortgage-backed securities.
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by          We may invest only in asset-backed securities rated in the
accounts receivable, including home equity,                highest quality category, such as AAA, by an NRSRO. However,
automobile or credit loans.                                we may not invest more than 20% of the Fund's net assets in high quality securities (including these asset-backed
                                                           securities) that are not government securities or do not use government securities as collateral.
------------------------------------------------------------------------------------------------------------------------------------
Corporate notes and bonds: Debt obligations issued         We may invest in corporate notes and bonds that are rated A
by a corporation.                                          or above by an NRSRO. Our total holdings of high quality
                                                           non-government securities, including corporate notes and
                                                           bonds, may not exceed 20% of net assets.
------------------------------------------------------------------------------------------------------------------------------------
Certificates of deposit and obligations of U.S.            We may invest in certificates of deposit and obligations from
and foreign banks: Interest paying debt                    banks that have assets of at least one billion dollars. These
instruments issued by a bank.                              instruments are subject to our 20% limit on non-government securities.
------------------------------------------------------------------------------------------------------------------------------------
Corporate commercial paper: Short-term debt                We may invest in commercial paper that is rated P-1 by
obligations with maturities ranging from two to            Moody's and/or A-1 by S&P. These securities are subject to
270 days, issued by companies.                             our 20% limit on non-government securities.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a              Typically, we use repurchase agreements as a short-term
buyer of securities, such as the Fund, and a               investment for the Fund's cash position. In order to enter
seller of securities, in which the seller agrees           into these repurchase agreements, the Fund must have
to buy the securities back within a specified time         collateral of 102% of the repurchase price. The Fund will
at the same price the buyer paid for them, plus an         only enter into repurchase agreements in which the collateral
amount equal to an agreed upon interest rate.              is comprised of U.S. government securities.
Repurchase agreements are often viewed as
equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------


Bond                                                       Bond ratings                           Capital
------------------------------------------------------------------------------------------------------------------------------------
A debt security, like an IOU, issued by a company,         Independent evaluations of             The amount of money
municipality or government agency. In return for           creditworthiness, ranging from         you invest.
lending money to the issuer, a bond buyer                  Aaa/AAA (highest quality) to D
generally receives fixed periodic interest                 (lowest quality). Bonds rated
payments and repayment of the loan amount on a             Baa/BBB or better are considered
specified maturity date. A bond's price changes            investment grade. Bonds rated Ba/BB
prior to maturity and typically is inversely               or lower are commonly known as junk
related to current interest rates. Generally, when         bonds. See also Nationally
interest rates rise, bond prices fall, and when            recognized statistical rating
interest rates fall, bond prices rise.                     organization.


------------------------------------------------------------------------------------------------------------------------------------
                 Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Delaware American Government Bond Fund
Options and futures: Options represent a right to          At times when we anticipate adverse conditions, we may want
buy or sell a security or a group of securities at         to protect gains on securities without actually selling them.
an agreed upon price at a future date. The                 We might use options or futures to neutralize the effect of
purchaser of an option may or may not choose to go         any price declines, without selling a bond or bonds, or as a
through with the transaction. The seller of an             hedge against changes in interest rates. We may also sell an
option, however, must go through with the                  option contract (often referred to as "writing" an option) to
transaction if its purchaser exercises the option.         earn additional income for the Fund.

Futures contracts are agreements for the purchase          Use of these strategies can increase the operating costs of
or sale of a security or a group of securities at          the Fund and can lead to loss of principal.
a specified price, on a specified date. Unlike
purchasing an option, a futures contract must be
executed unless it is sold before the settlement
date.

Certain options and futures may be considered to
be derivative securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities         We may invest in privately placed securities including those
whose resale is restricted under securities law.           that are eligible for resale only among certain institutional buyers without registration, which are commonly known as Rule
                                                           144A Securities. Restricted securities that are determined to be illiquid may not exceed the Fund's 10% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate swaps agreements: In an interest             Interest rate swaps may be used to adjust the Fund's
rate swap, a fund receives payments from another           sensitivity to interest rates or to hedge against changes in
party based on a floating interest rate, in return         interest rates.
for making payments based on a fixed interest
rate. An interest rate swap can also work in               Interest rate swaps will be considered illiquid securities
reverse with a fund receiving payments based on a          (see below).
fixed interest rate and making payments based on a
floating interest rate.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a         We may invest up to 10% of total assets in illiquid
ready market and cannot be easily sold within              securities.
seven days at approximately the price that a fund
has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on the securities listed in the table above.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Fund may be unable to meet its investment objective.

Lending securities The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, will generate additional income for the Fund.

Temporary defensive positions For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. To the extent that it holds these securities, the Fund may be unable to achieve its investment objective.

Portfolio turnover The Fund's annual portfolio turnover may exceed 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.


C-D Capital appreciation         Capital gains distributions             Commission                            Compounding
    --------------------------------------------------------------------------------------------------------------------------------
    An increase in the value     Payments to mutual fund                 The fee an investor pays to a         Earnings on an
    of an investment.            shareholders of profits (realized       financial adviser for investment      investment's previous
                                 gains) from the sale of a fund's        advice and help in buying or          earnings.
                                 portfolio securities. Usually paid      selling mutual funds, stocks, bonds
                                 once a year; may be either              or other securities.
                                 short-term gains or long-term
                                 gains.

The risks of investing    Investing in any mutual fund involves risk, including the risk that you may
           in the Fund    receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. You should consider an investment in the Fund to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                 Risks                                                        How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Delaware American Government Bond Fund
Interest rate risk is the risk that securities             Interest rate risk is the most significant risk for this
will decrease in value if interest rates rise. The         Fund. In striving to manage this risk, we monitor economic
risk is greater for bonds with longer maturities           conditions and the interest rate environment. We keep the
than for those with shorter maturities.                    average maturity of the portfolio as short as is prudent, in keeping with our objective to provide high current income.
Swaps may be particularly sensitive to interest
rate changes. Depending on the actual movements of         The Fund will not invest in interest rate swaps with
interest rates and how well the portfolio manager          maturities of more than two years. Each business day we will
anticipates them, a fund could experience a higher         calculate the amount the Fund must pay for any swaps it holds
or lower return than originally expected.                  and will segregate enough cash or other liquid securities to cover that amount.
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of          We maintain a long-term investment approach and focus on high
the securities in a certain market--like the stock         quality individual bonds that we believe can provide a steady
or bond market--will decline in value because of           stream of income regardless of interim fluctuations in the
factors such as economic conditions, future                bond market. We do not buy and sell securities for short-term
expectations or investor confidence.                       purposes.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk is the possibility that a bond's               By focusing primarily on U.S. Treasury securities and other
issuer (or an entity that insures the bond) will           securities that are backed by the U.S. government, we
be unable to make timely payments of interest and          minimize the possibility that any of the securities in our
principal.                                                 portfolio will not pay interest or principal. U.S. government securities are generally considered to be of the highest
                                                           quality.

                                                           When selecting non-government securities and the dealers with whom we do interest rate swaps, we focus on those with high quality ratings and do careful credit analysis before
                                                           investing.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities          U.S. Treasuries and other U.S. government debt securities are
cannot be readily sold within seven days at                typically the most liquid securities available. Therefore,
approximately the price that a fund has valued             liquidity risk is not a significant risk for this Fund.
them.
                                                           Swap agreements will be treated as illiquid securities, but most swap dealers will be willing to repurchase interest rate swaps.
------------------------------------------------------------------------------------------------------------------------------------

                                   Contingent deferred sales
Consumer Price Index (CPI)         charge (CDSC)                         Corporate bond     Depreciation        Diversification
------------------------------------------------------------------------------------------------------------------------------------
Measurement of U.S. inflation;     Fee charged by some mutual funds      A debt security    A decline in an     The process of
represents the price of a          when shares are redeemed (sold back   issued by a        investment's value. spreading
basket of commonly purchased       to the fund) within a set number of   corporation. See                       investments among a
goods.                             years; an alternative method for      Bond.                                  number of different
                                   investors to compensate a financial                                          securities, asset
                                   adviser for advice and service,                                              classes or
                                   rather than an up-front commission.                                          investment styles to
                                                                                                                reduce the risks of
                                                                                                                investing.



------------------------------------------------------------------------------------------------------------------------------------
                 Risks                                                        How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Delaware American Government Bond Fund
Prepayment risk is the risk that the principal on          Prepayment risk can be a significant risk to this Fund
a bond that a fund owns will be prepaid prior to           because we may invest a large percentage of our holdings in
maturity at a time when interest rates are lower           mortgage securities. Homeowners or others who have mortgages
than what that bond was paying. The Fund would             are more likely to prepay them when interest rates are
then have to reinvest that money at a lower                relatively low. In order to manage this risk, when interest
interest rate.                                             rates are low or when we anticipate that rates will be
                                                           declining, we look for mortgage securities that we believe are less likely to be prepaid, such as those that have
                                                           interest rates lower than current rates or have low remaining loan balances.
------------------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility that a         We will use options and futures for defensive purposes, such
fund may experience a significant loss if it               as to protect gains in the portfolio without actually selling
employs an options or futures strategy related to          a security, to neutralize the impact of interest rate changes
a security or a market index and that security or          or to earn additional income. We will not use futures and
index moves in the opposite direction from what            options for speculative reasons or in an effort to enhance
the portfolio manager anticipated. Futures and             return.
options also involve additional expenses, which
could reduce any benefit or increase any loss to a
fund from using the strategy.
------------------------------------------------------------------------------------------------------------------------------------




D-I  Dividend distribution               Duration                        Expense ratio
     -------------------------------------------------------------------------------------------------------------------------------
     Payments to mutual fund             A measurement of a              A mutual fund's total operating expenses,
     shareholders of dividends           fixed-income investment's       expressed as a percentage of its total net
     passed along from the fund's        price volatility. The larger    assets. Operating expenses are the costs of
     portfolio of securities.            the number, the greater the     running a mutual fund, including management
                                         likely price change for a       fees, offices, staff, equipment and expenses
                                         given change in interest        related to maintaining the fund's portfolio
                                         rates.                          of securities and distributing its shares.
                                                                         They are paid from the fund's assets before
                                                                         any earnings are distributed to shareholders.

Who manages the Fund


Investment manager
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services to the Fund, the manager was paid 0.55% of average daily net assets for the last fiscal year.

Portfolio managers
Paul A. Grillo has responsibility for making day-to-day investment decisions for the Fund. When making decisions for the Fund, Mr. Grillo regularly consults with Jude T. Driscoll.


Paul A. Grillo, Vice President/Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. Mr. Grillo has been managing the Fund since 1997.


Jude T. Driscoll, Executive Vice President/Head of Fixed-Income, received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in July 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.



Financial adviser           Fixed-income securities            Government securities     Inflation                 Investment goal
------------------------------------------------------------------------------------------------------------------------------------
Financial professional      With fixed-income securities, the  Securities issued by the  The increase in the       The objective,
(e.g., broker, banker,      money you originally invest is     U.S. government or its    cost of goods and         such as long-
accountant, planner or      paid back at a pre-specified       agencies. They include    services over time. U.S.  term capital
insurance agent) who        maturity date. These securities,   Treasuries as well as     inflation is frequently   growth or high
analyzes clients' finances  which include government,          agency-backed securities  measured by changes       current income,
and prepares personalized   corporate or municipal bonds, as   such as Fannie Maes.      in the Consumer Price     that a mutual
programs to meet            well as money market securities,                             Index (CPI).              fund pursues.
objectives.                 typically pay a fixed rate of
                            return (often referred to as
                            interest). See Bond.

Who's who?
This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments Funds.

                                                                 -----------------
                                                                 Board of Trustees
                                                                 -----------------

  ---------------------------                                    -----------------             ------------------------
       Investment manager                                             The Fund                         Custodian
  Delaware Management Company                                    -----------------             The Chase Manhattan Bank
      One Commerce Square                                                                      4 Chase Metrotech Center
     Philadelphia, PA 19103                                                                       Brooklyn, NY 11245
  ---------------------------                                                                  ------------------------

   ------------------------              ---------------------------          ------------------------------
                                                 Distributor                          Service agent
      Portfolio managers                 Delaware Distributors, L.P.          Delaware Service Company, Inc.
   (see page 9 for details)                   1818 Market Street                    1818 Market Street
                                            Philadelphia, PA 19103                Philadelphia, PA 19103
   ------------------------              ----------------------------         ------------------------------

                                                               ----------------------
                                                                 Financial advisers
                                                               ----------------------


                                                               ----------------------
                                                                     Shareholders
                                                               ----------------------


Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.


Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.


L-N   Lehman Brothers Government Bond Index       Management fee                            Market capitalization
      --------------------------------------------------------------------------------------------------------------------------
      An index composed of The Treasury Bond      The amount paid by a mutual fund to the   The value of a corporation determined by
      Index (all public obligations of the        investment adviser for management         multiplying the current market price of
      U.S. Treasury, excluding flower bonds       services, expressed as an annual          a share of common stock by the number of
      and foreign-targeted issues) and the        percentage of the fund's average daily    shares held by shareholders. A
      Agency Bond Index (all publicly issued      net assets.                               corporation with one million shares
      debt of U.S. government agencies and                                                  outstanding and the market price per
      quasi-federal corporations, and                                                       share of $10 has a market capitalization
      corporate debt guaranteed by the U.S.                                                 of $10 million.
      government).

About your account

Investing in the Fund
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Class A

Choosing a share class

o Class A shares have an up-front sales charge of up to 4.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o If you invest $100,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

Class A sales charges


------------------------------------------------------------------------------------------------------------------------------------
                            Sales charge as %              Sales charge as % of                    Dealer's commission as
Amount of purchase          of offering price                amount invested                         % of offering price
------------------------------------------------------------------------------------------------------------------------------------
Less than $100,000                4.75%                         4.99%                                      4.00%

$100,000 but
under $250,000                    3.75%                         3.90%                                      3.00%

$250,000 but
under $500,000                    2.50%                         2.56%                                      2.00%

$500,000 but
under $1 million                  2.00%                         2.04%                                      1.60%
------------------------------------------------------------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year after your purchase, unless a specific waiver of the charge applies.




------------------------------------------------------------------------------------------------------------------------------------
                            Sales charge as %               Sales charge as % of                   Dealer's commission as %
Amount of purchase          of offering price                 amount invested                         of offering price
------------------------------------------------------------------------------------------------------------------------------------
$1 million up to $5 million       none                          none                                       1.00%

Next $20 million
up to $25 million                 none                          none                                       0.50%

Amount over $25 million           none                          none                                       0.25%
------------------------------------------------------------------------------------------------------------------------------------





Maturity                NASD Regulation, Inc. (NASDR(SM))              Nationally recognized statistical rating organization (NRSRO)
------------------------------------------------------------------------------------------------------------------------------------
The length of time      The independent subsidiary of the              A company that assesses the credit quality of bonds,
until a bond issuer     National Association of Securities             commercial paper, preferred and common stocks and
must repay the          Dealers, Inc. responsible for regulating       municipal short-term issues, rating the probability
underlying loan         the securities industry.                       that the issuer of the debt will meet the scheduled
principal                                                              interest payments and repay the principal. Ratings are
to bondholders.                                                        published by such companies as Moody's Investors
                                                                       Service, Inc. (Moody's), Standard & Poor's (S&P), Duff
                                                                       & Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).

Class B
o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the two years after you buy them, the shares will be subject to a contingent deferred sales charge of 4%. The contingent deferred sales charge is 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C
o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



N-S  Net asset value (NAV)            Preferred stock                  Principal                      Prospectus
     -------------------------------------------------------------------------------------------------------------------------------
     The daily dollar value of one    Preferred stock has preference   Amount of money you invest     The official offering document
     mutual fund share. Equal to a    over common stock in the         (also called capital). Also    that describes a mutual fund,
     fund's net assets divided by     payment of dividends and         refers to a bond's original    containing information
     the number of shares             liquidation of assets.           face value, due to be repaid   required by the SEC, such as
     outstanding.                     Preferred stocks also often      at maturity.                   investment objectives,
                                      pay dividends at a fixed rate                                   policies, services and fees.
                                      and are sometimes convertible
                                      into common stock.

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Share class
     Program                   How it works                         A                               B                  C
----------------------------------------------------------------------------------------------------------------------------------
Letter of Intent               Through a Letter of Intent you       X                          Although the Letter of Intent
                               agree to invest a certain                                       and Rights of Accumulation do
                               amount in Delaware Investments                                  not apply to the purchase of
                               Funds (except money market                                      Class B and Class C shares,
                               funds with no sales charge)                                     you can combine your purchase
                               over a 13-month period to                                       of Class A shares with your
                               qualify for reduced front-end                                   purchase of Class B and Class
                               sales charges.                                                  C shares to fulfill your
                                                                                               Letter of Intent or qualify
                                                                                               for Rights of Accumulation.


Rights of Accumulation         You can combine your holdings        X
                               or purchases of all funds in
                               the Delaware Investments
                               family (except money market
                               funds with no sales charge) as
                               well as the holdings and
                               purchases of your spouse and
                               children under 21 to qualify
                               for reduced front-end sales
                               charges.


Reinvestment of Redeemed       Up to 12 months after you            For Class A, you will      For Class B, your      Not available.
Shares                         redeem shares, you can               not have to pay an         account will be
                               reinvest the proceeds without        additional front-end       credited with the
                               paying a sales charge as noted       sales charge.              contingent deferred
                               to the right.                                                   sales charge you
                                                                                               previously paid on
                                                                                               the amount you are
                                                                                               reinvesting. Your
                                                                                               schedule for
                                                                                               contingent deferred
                                                                                               sales charges and
                                                                                               conversion to Class
                                                                                               A will not start
                                                                                               over again; it will
                                                                                               pick up from the
                                                                                               point at which you
                                                                                               redeemed your
                                                                                               shares.

SIMPLE IRA, SEP IRA, SARSEP,   These investment plans may           X                          There is no reduction in sales
Prototype Profit Sharing,      qualify for reduced sales                                       charges for Class B or Class C
Pension, 401(k), SIMPLE        charges by combining the                                        shares for group purchases by
401(k), 403(b)(7), and 457     purchases of all members of                                     retirement plans.
Retirement Plans               the group. Members of these
                               groups may also qualify to
                               purchase shares without a
                               front-end sales charge and may
                               qualify for a waiver of any
                               contingent deferred sales
                               charges.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     SEC (Securities and
Redeem          Risk                               Sales charge                      Exchange Commission)        Share classes
------------------------------------------------------------------------------------------------------------------------------------
To cash in      Generally defined as variability   Charge on the purchase or         Federal agency established  Different
your shares by  of value; also credit risk,        redemption of fund shares         by Congress to administer   classifications of
selling them    inflation risk, currency and       sold through financial advisers.  the laws governing the      shares; mutual fund
back to the     interest rate risk. Different      May vary with the amount          securities industry,        share classes offer
mutual fund.    investments involve different      invested. Typically used to       including mutual            a variety of sales
                types and degrees of risk.         compensate advisers for           fund companies.             charge choices.
                                                   advice and service provided.

How to buy shares
[man graphic]
Through your financial adviser

Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.


[envelope graphic]
By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


[wire graphic]
By wire

Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.


[exchange graphic]
By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.


[automated graphic]
Through automated shareholder services

You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.


                                                                                Statement of Additional
S-V         Signature guarantee                Standard deviation               Information (SAI)               Total return
------------------------------------------------------------------------------------------------------------------------------------
            Certification by a                  A measure of an                 The document serving            An investment
            bank, brokerage firm                investment's                    as "Part B" of a                performance
            or other financial                  volatility; for                 fund's prospectus               measurement,
            institution that a                  mutual funds,                   that provides more              expressed as a
            customer's signature                measures how much a             detailed information            percentage, based on
            is valid; signature                 fund's total return             about the fund's                the combined
            guarantees can be                   has typically varied            organization,                   earnings from
            provided by members                 from its historical             investments,                    dividends, capital
            of the STAMP                        average.                        policies and risks.             gains and change in
            program.                                                                                            price over a given
                                                                                                                period.

Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of $25 or more. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business.We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.


Retirement plans
In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.



                                                                 Uniform Gift to Minors Act and
Treasury bills       Treasury bonds          Treasury notes      Uniform Transfers to Minors Act       Volatility
------------------------------------------------------------------------------------------------------------------------------------
Securities issued    Securities issued by    Securities issued   Federal and state laws that provide   The tendency of an investment
by the U.S.          the U.S. Treasury       by the U.S.         a simple way to transfer property to  to go up or down in value by
Treasury with        with maturities of      Treasury with       a minor with special tax advantages.  different magnitudes.
maturities of one    10 years or longer.     maturities of                                             Investments that generally go
year or less.                                one to 10 years.                                          up or down in value in
                                                                                                       relatively small amounts are
                                                                                                       considered "low volatility"
                                                                                                       investments, whereas those
                                                                                                       investments that generally go
                                                                                                       up or down in value in
                                                                                                       relatively large amounts are
                                                                                                       considered "high volatility"
                                                                                                       investments.

How to redeem shares
[man graphic]

Through your financial adviser

Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.


[envelope graphic]
By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on an account.


[telephone graphic]
By telephone

You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.


[wire graphic]
By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.


[automated graphic]
Through automated shareholder services

You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

[hand graphic]
Through checkwriting


You may redeem Class A shares by writing checks of $500 or more. Checks must be signed by all owners of the account unless you indicate otherwise on your Investment Application. The checkwriting feature is not available for retirement plans or for Class B or Class C shares. Also, because dividends are declared daily, you may not close your account by writing a check. When you write checks you are subject to bank regulations and may be subject to a charge if the check amount exceeds the value of your account.

How to redeem shares
(continued)
If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.


When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.


If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.


Account minimums
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gift to Minors Act accounts or accounts with automatic investing plans and $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, your Fund may redeem your account after 60 days' written notice to you.


Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.


--------------------------------------------------------------------------------
Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.


Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments Funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Special services
(continued)

--------------------------------------------------------------------------------

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.


Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MoneyLine(SM) On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.


MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Special services
(continued)
--------------------------------------------------------------------------------


Dividends, distributions and taxes
Dividends, if any, are declared daily and paid monthly. Capital gains, if any, are paid twice a year. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.


Certain management considerations


Investments by fund of funds

The Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both the Fund and Foundation Funds as a result of these transactions.

Financial highlights

                                                                                                                           Class A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Year ended
                            Delaware American                                                                                 7/31
The Financial               Government Bond Fund                            2000       1999        1998         1997          1996
highlights tables are       ------------------------------------------------------------------------------------------------------
intended to help you        Net asset value, beginning of period          $7.300      $7.720       $7.760      $7.590       $7.860
understand the Fund's       Income (loss) from investment operations:
financial performance.      Net investment income                          0.469       0.474        0.528       0.544        0.588
All "per share"             Net realized and unrealized gain (loss)
information reflects           on investments                             (0.128)     (0.420)      (0.040)      0.170       (0.270)
financial results for a                                                   ------      ------       ------      ------       ------
single Fund share. This     Total from investment operations               0.341       0.054        0.488       0.714        0.318
information has been                                                      ------      ------       ------      ------       ------
audited by Ernst &          Less dividends:
Young LLP, whose            Dividends from net investment income          (0.471)     (0.474)      (0.528)     (0.544)      (0.588)
report, along with the                                                    ------      ------       ------      ------       ------
Fund's financial            Total dividends                               (0.471)     (0.474)      (0.528)     (0.544)      (0.588)
statements, is included                                                   ------      ------       ------      ------       ------
in the Fund's annual        Net asset value, end of period                $7.170      $7.300       $7.720      $7.760       $7.590
report, which is                                                          ------      ------       ------      ------       ------
available upon request      Total return(2)                                4.88%       0.59%        6.50%       9.77%        4.09%
by calling                                                                ======      ======       ======      ======       ======
800.523.1918.               Ratios and supplemental data:
                            Net assets, end of period (000 omitted)      $92,100    $114,027     $127,001    $138,844     $164,156
                            Ratio of expenses to average net assets        1.34%       1.25%        1.20%       1.16%        1.20%
                            Ratio of net investment income to
                               average net assets                          6.55%       6.16%        6.80%       7.13%        7.55%
                            Portfolio turnover                              223%        142%         119%         63%          81%

                            ------------------------------------------------------------------------------------------------------

(1) Date of initial public offering; ratios have been annualized but total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                                                Net realized and unrealized gain (loss)
     How to read the  Net investment income     on investments                                         Net asset value (NAV)
Financial highlights  ------------------------------------------------------------------------------------------------------------
                      Net investment            A realized gain on investments occurs when we sell     This is the value of
                      income includes           an investment at a profit, while a realized loss       a mutual fund share,
                      dividend and              on investments occurs when we sell an investment       calculated by
                      interest income           at a loss. When an investment increases or             dividing the net
                      earned from a fund's      decreases in value but we do not sell it, we           assets by the number
                      investments; it is        record an unrealized gain or loss. The amount of       of shares
                      after expenses have       realized gain per share that we pay to                 outstanding.
                      been deducted.            shareholders is listed under "Less
                                                dividends-Dividends from net investment income."

----------------------------------------------------------------        ----------------------------------------------------------
                                                         Class B                                                           Class C
----------------------------------------------------------------        ----------------------------------------------------------
                                                                                                                            Period
                                                      Year ended                                                       11/29/95(1)
                                                            7/31                                                           through
     2000         1999          1998          1997          1996           2000        1999         1998        1997       7/31/96
----------------------------------------------------------------        ----------------------------------------------------------
   $7.300       $7.720        $7.760        $7.590        $7.860         $7.300      $7.720       $7.760      $7.590        $7.950

    0.419        0.421         0.474         0.490         0.533          0.420       0.422        0.474       0.491         0.348

   (0.128)      (0.421)       (0.040)        0.170        (0.270)        (0.129)     (0.422)      (0.040)      0.170        (0.360)
   ------       ------        ------        ------        ------         ------      ------       ------      ------        ------
    0.291        0.000         0.434         0.660         0.263          0.291       0.000        0.434       0.661        (0.012)
   ------       ------        ------        ------        ------         ------      ------       ------      ------        ------

   (0.421)      (0.420)       (0.474)       (0.490)       (0.533)        (0.421)     (0.420)      (0.474)     (0.491)       (0.348)
   ------       ------        ------        ------        ------         ------      ------       ------      ------        ------
   (0.421)      (0.420)       (0.474)       (0.490)       (0.533)        (0.421)     (0.420)      (0.474)     (0.491)       (0.348)
   ------       ------        ------        ------        ------         ------      ------       ------      ------        ------
   $7.170       $7.300        $7.720        $7.760        $7.590         $7.170      $7.300       $7.720      $7.760        $7.590
   ------       ------        ------        ------        ------         ------      ------       ------      ------        ------
    4.15%       (0.11%)        5.76%         9.01%         3.36%          4.15%      (0.11%)       5.76%       9.01%        (0.17%)
   ======       ======        ======        ======        ======         ======      ======       ======      ======        ======

  $15,855      $19,147       $13,642       $10,695        $9,754         $2,434      $4,077       $2,047      $1,308        $1,029
    2.04%        1.95%         1.90%         1.86%         1.90%          2.04%       1.95%        1.90%       1.86%         1.90%

    5.85%        5.46%         6.10%         6.43%         6.85%          5.85%       5.46%        6.10%       6.43%         6.85%
     223%         142%          119%           63%           81%           223%        142%         119%         63%           81%
----------------------------------------------------------------        ----------------------------------------------------------


                                                                                    Ratio of net
                                                            Ratio of expenses to    investment income
Total return                      Net assets                average net assets      to average net assets     Portfolio turnover
----------------------------------------------------------------------------------------------------------------------------------
This represents the rate that     Net assets represent      The expense ratio is    We determine this         This figure tells
an investor would have earned     the total value of        the percentage of       ratio by dividing         you the amount of
or lost on an investment in a     all the assets in a       net assets that a       net investment            trading activity in
fund. In calculating this         fund's portfolio,         fund pays annually      income by average         a fund's portfolio.
figure for the financial          less any                  for operating           net assets.               For example, a fund
highlights table, we include      liabilities, that         expenses and                                      with a 50% turnover
applicable fee waivers,           are attributable to       management fees.                                  has bought and sold
exclude front-end and             that class of the         These expenses                                    half of the value of
contingent deferred sales         fund.                     include accounting                                its total investment
charges, and assume the                                     and administration                                portfolio during the
shareholder has reinvested all                              expenses, services                                stated period.
dividends and realized gains.                               for shareholders,
                                                            and similar
                                                            expenses.


Delaware American  Government Bond Fund


Additional information about the Fund's investments is available in the Fund's annual and semi-annual report to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.


Web site

www.delawareinvestments.com

E-mail

service@delinvest.com

Shareholder Service Center

800.523.1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

oFor fund information; literature; price, yield and performance figures.

oFor information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Delaphone Service

800.362.FUND (800.362.3863)

oFor convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

 Investment Company Act file number: 811-4304

Delaware American Government Bond Fund Symbols

                                 CUSIP         NASDAQ
                                 -----         ------
Class A                        246094205       DEGGX
Class B                        246094601       DEGBX
Class C                        246094700       DUGCX

DELAWARE(SM)
IVNESTMENTS
---------------------
Philadelphia o London

P-023 [--] PP 9/00

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


Delaware American Government Bond Fund

Institutional Class

Prospectus September 29, 2000

Current Income Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Fund profile                                               page 2
Delaware American Government Bond Fund                          2
 .................................................................
How we manage the Fund                                     page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Fund                              7
 .................................................................
Who manages the Fund                                       page 8
Investment manager                                              8
Portfolio managers                                              8
Fund administration (Who's who)                                 9
 .................................................................
About your account                                        page 10
Investing in the Fund                                          10
How to buy shares                                              11
How to redeem shares                                           13
Account minimum                                                14
Exchanges                                                      14
Dividends, distributions and taxes                             14
Certain management considerations                              15
 .................................................................
Financial highlights                                      page 16

Profile: Delaware American Government Bond Fund

What is the Fund's goal?

The Fund seeks high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Although the Fund will strive to achieve its investment goal, there is no assurance that it will.

What are the Fund's main investment strategies? We invest primarily in U.S. government securities including:

o  U.S. Treasury bills, notes and bonds;

o other debt securities issued or unconditionally guaranteed by the U.S. government or backed by the full faith and credit of the U.S. government; and

o debt issued or guaranteed by U.S. government agencies or instrumentalities, including debt obligations guaranteed by the Government National Mortgage Association, also known as GNMA, Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal National Mortgage Association (Fannie Mae) and other mortgage-backed securities.

We may also invest up to 20% of our net assets in high quality non-government fixed-income securities.


What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be affected by changes in bond prices, particularly as a result of changes in interest rates. Mortgage-backed securities may experience increased pre-payments on the underlying mortgages if interest rates decline, which may require the Fund to reinvest in lower yielding securities. The Fund may also experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability for investors. For a more complete discussion of risk, please turn to page 7.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund

o  Investors with medium- or long-range goals.

o  Investors looking for regular income from their investments.

o Investors looking for a bond investment to help balance their investments in stocks or more aggressive securities.

Who should not invest in the Fund

o  Investors with very short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short-term.

o  Investors seeking long-term growth of capital.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has the Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past ten calendar years, as well as the average annual returns of all shares for the one-, five- and ten-year periods. The Institutional Class commenced operations on June 1, 1992. Return information for the Institutional Class for the periods prior to the time it commenced operations is calculated by taking the performance of the Fund's Class A shares and eliminating all sales and asset based charges that apply to Class A shares. The Fund's past performance does not necessarily indicate how it will perform in the future.

                                           Year-by-year total return (Institutional Class)

9.05%    15.42%    6.67%    8.12%    -5.53%    14.04%    3.12%    8.76%    7.40%    -2.30%
------------------------------------------------------------------------------------------
1990      1991     1992     1993      1994      1995     1996     1997     1998      1999



As of June 30, 2000, the Fund's Institutional Class shares had a calendar year-to-date return of 4.05%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 5.49% for the quarter ended September 30, 1991 and its lowest quarterly return was -3.71% for the quarter ended March 31, 1994.

--------------------------------------------------------------------------------
                              Average annual returns for periods ending 12/31/99

                                        Institutional            Lehman Brothers
                                                Class      Government Bond Index
1 year                                         -2.30%                     -2.23%
5 years                                         6.06%                      7.44%
10 years                                        6.91%                      7.48%

The table above shows the Fund's average annual returns over various time periods compared to the performance of the Lehman Brothers Government Bond Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


What are the Fund's fees and expenses?
--------------------------------------------------------------------------------
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

Maximum sales charge (load) imposed on
   purchases as a percentage of offering price                              none
Maximum contingent deferred sales charge (load)
   as a percentage of original purchase price or
   redemption price, whichever is lower                                     none
Maximum sales charge (load) imposed on
   reinvested dividends                                                     none
   Redemption fees                                                          none
Exchange fees(1)                                                            none

--------------------------------------------------------------------------------
Annual fund operating expenses are deducted from the Fund's assets.

Management fees                                                            0.55%
Distribution and service (12b-1) fees                                       none
Other expenses                                                             0.49%
Total operating expenses                                                   1.04%
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


1 year                                                                      $106
3 years                                                                     $331
5 years                                                                     $574
10 years                                                                  $1,271

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

How we manage the Fund

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Our investment strategies


We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.


The Fund invests in a mix of fixed-income securities, primarily those that are issued or guaranteed by the U.S. government. The Fund may also invest a portion of its assets in high-quality non-government securities. Through careful selection of bonds, we strive to provide high current income with emphasis on stability of principal.


We typically invest a significant portion of the Fund's assets in mortgage-related securities. When selecting mortgage-related securities for the portfolio, we carefully evaluate them based on their income potential but we generally also look for mortgages with characteristics that reduce the likelihood of prepayment by homeowners. Such characteristics might include low remaining balances, interest rates that are lower than current rates, or failure to prepay in a previous period of low interest rates.


The weighted average maturity of the Fund will typically be between seven and 10 years. This is considered an intermediate range maturity. By keeping the average maturity in this intermediate range, we aim to reduce the Fund's sensitivity to changes in interest rates. When interest rates rise, prices of bonds and bond funds generally decline and when interest rates decline, prices generally rise. We believe intermediate-maturity bonds generally offer us attractive income potential with lower price fluctuations than longer-term bonds.


The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

How to use this glossary


The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.


Glossary A-C  Amortized cost                                                   Average maturity
              ------------------------------------------------------------------------------------------------
              Amortized cost is a method used to value a fixed-income          An average of when the
              security that starts with the face value of the security and     individual bonds and other debt
              then adds or subtracts from that value depending on              securities held in a portfolio
              whether the purchase price was greater or less than the          will mature.
              value of the security at maturity. The amount greater or
              less than the par value is divided equally over the time
              remaining until maturity.


The securities we typically invest in

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                              How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Delaware American Government Bond Fund
                                                                     ---------------------------------------------------------------
U.S. Treasury obligations: Treasury bills, notes and bonds of         We may invest without limit in U.S. Treasury securities.
varying maturities. U.S. Treasury securities are backed by the
"full faith and credit" of the United States.
------------------------------------------------------------------------------------------------------------------------------------
Government agency obligations: Securities issued or backed by U.S.    We may invest without limit in the debt securities of U.S.
government agencies or government-sponsored corporations such as      government agencies or instrumentalities.
the Federal Housing Authority or the Export-Import Bank. These
securities may or may not be backed by the full faith and credit of the U.S. government.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities: Fixed-income securities that represent    We may invest without limit in government-related
pools of mortgages, with investors receiving principal and            mortgage-backed securities.
interest payments as the underlying mortgage loans are paid back.
Many are issued and guaranteed against default by the U.S.            We may also invest without limit in privately issued
government or its agencies or instrumentalities, such as the          mortgage-backed securities if they are 100% collateralized
Federal Home Loan Mortgage Corporation, Federal National Mortgage     at the time of issuance by securities issued or guaranteed
Association and the Government National Mortgage Association.         by the U.S. government, its agencies or instrumentalities.
Others are issued by private financial institutions, with some        These privately issued mortgage-backed  securities we
fully collateralized by certificates issued or guaranteed by the      invest in are either collateralized mortgage obligations
U.S. government or its agencies or instrumentalities.                 (CMOs) or real estate mortgage investment conduits
                                                                      (REMICs). We currently invest in these government-backed
                                                                      privately issued CMOs and REMICs only if they are rated in the two highest grades by a nationally recognized statistical
                                                                      rating organization (NRSRO) at the time of purchase.

                                                                      We may also invest in privately issued mortgage-backed
                                                                      securities that are not collateralized by U.S. government
                                                                      securities and are not directly guaranteed by the U.S.
                                                                      government in any way. They are secured by the underlying
                                                                      collateral of the private issuer. These include CMOs, REMICs and commercial mortgage-backed securities. We may invest in these securities only if they are rated in the highest quality category by an NRSRO. However, the Fund may not invest more than 20% of its net assets in high quality non-government
                                                                      securities, which include these non-agency mortgage-backed securities.
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by accounts            We may invest only in asset-backed securities rated in the
receivable, including home equity, automobile or credit loans.        highest quality category, such as AAA, by an NRSRO. However, we may not invest more than 20% of the Fund's net assets in high quality securities (including these asset-backed
                                                                      securities) that are not government securities or do not use government securities as collateral.
------------------------------------------------------------------------------------------------------------------------------------
Corporate notes and bonds: Debt obligations issued by a               We may invest in corporate notes and bonds that are rated A or
corporation.                                                          above by an NRSRO. Our total holdings of high quality
                                                                      non-government securities, including corporate notes and
                                                                      bonds, may not exceed 20% of net assets.
------------------------------------------------------------------------------------------------------------------------------------
Certificates of deposit and obligations of U.S. and foreign banks:    We may invest in certificates of deposit and obligations from
Interest paying debt instruments issued by a bank.                    banks that have assets of at least one billion dollars. These instruments are subject to our 20% limit on non-government securities.
------------------------------------------------------------------------------------------------------------------------------------
Corporate commercial paper: Short-term debt obligations with          We may invest in commercial paper that is rated P-1 by Moody's
maturities ranging from two to 270 days, issued by companies.         and/or A-1 by S&P. These securities are subject to our 20%
                                                                      limit on non-government securities.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer of securities,    Typically, we use repurchase agreements as a short-term
such as the Fund, and a seller of securities, in which the seller     investment for the Fund's cash position. In order to enter
agrees to buy the securities back within a specified time at the      into these repurchase agreements, the Fund must have
same price the buyer paid for them, plus an amount equal to an        collateral of 102% of the repurchase price. The Fund will only
agreed upon interest rate. Repurchase agreements are often viewed     enter into repurchase agreements in which the collateral is
as equivalent to cash.                                                comprised of U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------

Bond                                                  Bond ratings                                      Capital
------------------------------------------------------------------------------------------------------------------------------------
A debt security, like an IOU, issued by a company,    Independent evaluations of creditworthiness,      The amount of money you
municipality or government agency. In return for      ranging from Aaa/AAA (highest quality) to D       invest.
lending money to the issuer, a bond buyer             (lowest quality). Bonds rated Baa/BBB or
generally receives fixed periodic interest            better are considered investment grade. Bonds
payments and repayment of the loan amount on a        rated Ba/BB or lower are commonly known as
specified maturity date. A bond's price changes       junk bonds. See also Nationally recognized
prior to maturity and typically is inversely          statistical rating organization.
related to current interest rates. Generally, when
interest rates rise, bond prices fall, and when
interest rates fall, bond prices rise.


------------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                              How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Delaware American Government Bond Fund
                                                                     ---------------------------------------------------------------
Options and futures: Options represent a right to buy or sell a       At times when we anticipate adverse conditions, we may want to
security or a group of securities at an agreed upon price at a        protect gains on securities without actually selling them. We
future date. The purchaser of an option may or may not choose to      might use options or futures to neutralize the effect of any
go through with the transaction. The seller of an option, however,    price declines, without selling a bond or bonds, or as a hedge
must go through with the transaction if its purchaser exercises       against changes in interest rates. We may also sell an option
the option.                                                           contract (often referred to as "writing" an option) to earn additional income for the Fund.
Futures contracts are agreements for the purchase or sale of a
security or a group of securities at a specified price, on a          Use of these strategies can increase the operating costs of
specified date. Unlike purchasing an option, a futures contract       the Fund and can lead to loss of principal.
must be executed unless it is sold before the settlement date.

Certain options and futures may be considered to be derivative securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose resale is    We may invest in privately placed securities including those
restricted under securities law.                                      that are eligible for resale only among certain institutional buyers without registration, which are commonly known as Rule
                                                                      144A Securities. Restricted securities that are determined to be illiquid may not exceed the Fund's 10% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate swaps agreements: In an interest rate swap, a fund      Interest rate swaps may be used to adjust the Fund's
receives payments from another party based on a floating interest     sensitivity to interest rates or to hedge against changes in
rate, in return for making payments based on a fixed interest         interest rates.
rate. An interest rate swap can also work in reverse with a fund
receiving payments based on a fixed interest rate and making          Interest rate swaps will be considered illiquid securities
payments based on a floating interest rate.                           (see below).
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready market       We may invest up to 10% of total assets in illiquid
and cannot be easily sold within seven days at approximately the      securities.
price that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------


Please see the Statement of Additional Information for additional descriptions on the securities listed in the table above.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Fund may be unable to meet its investment objective.

Lending securities The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, will generate additional income for the Fund.

Temporary defensive positions For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. To the extent that it holds these securities, the Fund may be unable to achieve its investment objective.

Portfolio turnover The Fund's annual portfolio turnover may exceed 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.

C-D  Capital appreciation        Capital gains distributions          Compounding                    Consumer Price Index (CPI)
     -------------------------------------------------------------------------------------------------------------------------------
     An increase in the          Payments to mutual fund              Earnings on an investment's    Measurement of U.S.
     value of an                 shareholders of profits (realized    previous earnings.             inflation; represents the price
     investment.                 gains) from the sale of a fund's                                    of a basket of commonly
                                 portfolio securities. Usually                                       purchased goods.
                                 paid once a year; may be
                                 either short-term gains or
                                 long-term gains.

The risks of investing in the Fund


Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. You should consider an investment in the Fund to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                         Risks                                                       How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Delaware American Government Bond Fund
                                                                     ---------------------------------------------------------------
Interest rate risk is the risk that securities will decrease in       Interest rate risk is the most significant risk for this Fund.
value if interest rates rise. The risk is greater for bonds with      In striving to manage this risk, we monitor economic
longer maturities than for those with shorter maturities.             conditions and the interest rate environment. We keep the
                                                                      average maturity of the portfolio as short as is prudent, in
Swaps may be particularly sensitive to interest rate changes.         keeping with our objective to provide high current income.
Depending on the actual movements of interest rates and how well
the portfolio manager anticipates them, a fund could experience a     The Fund will not invest in interest rate swaps with
higher or lower return than originally expected.                      maturities of more than two years. Each business day we will calculate the amount the Fund must pay for any swaps it holds and will segregate enough cash or other liquid securities to cover that amount.
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the securities      We maintain a long-term investment approach and focus on high
in a certain market - like the stock or bond market - will decline    quality individual bonds that we believe can provide a steady
in value because of factors such as economic conditions, future       stream of income regardless of interim fluctuations in the
expectations or investor confidence.                                  bond market. We do not buy and sell securities for short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk is the possibility that a bond's issuer (or an entity     By focusing primarily on U.S. Treasury securities and other
that insures the bond) will be unable to make timely payments of      securities that are backed by the U.S. government, we minimize
interest and principal.                                               the possibility that any of the securities in our portfolio will not pay interest or principal. U.S. government securities are generally considered to be of the highest quality.

                                                                      When selecting non-government securities and the dealers with whom we do interest rate swaps, we focus on those with high quality ratings and do careful credit analysis before
                                                                      investing.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be           U.S. Treasuries and other U.S. government debt securities are
readily sold within seven days at approximately the price that a      typically the most liquid securities available. Therefore,
fund has valued them.                                                 liquidity risk is not a significant risk for this Fund.

                                                                      Swap agreements will be treated as illiquid securities, but most swap dealers will be willing to repurchase interest rate swaps.
------------------------------------------------------------------------------------------------------------------------------------
Prepayment risk is the risk that the principal on a bond that a       Prepayment risk can be a significant risk to this Fund because
fund owns will be prepaid prior to maturity at a time when            we may invest a large percentage of our holdings in mortgage
interest rates are lower than what that bond was paying. The Fund     securities. Homeowners or others who have mortgages are more
would then have to reinvest that money at a lower interest rate.      likely to prepay them when interest rates are relatively low.
                                                                      In order to manage this risk, when interest rates are low or when we anticipate that rates will be declining, we look for mortgage securities that we believe are less likely to be
                                                                      prepaid, such as those that have interest rates lower than current rates or have low remaining loan balances.
------------------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility that a fund may           We will use options and futures for defensive purposes, such
experience a significant loss if it employs an options or futures     as to protect gains in the portfolio without actually selling
strategy related to a security or a market index and that security    a security, to neutralize the impact of interest rate changes
or index moves in the opposite direction from what the portfolio      or to earn additional income. We will not use futures and
manager anticipated. Futures and options also involve additional      options for speculative reasons or in an effort to enhance
expenses, which could reduce any benefit or increase any loss to a    return.
fund from using the strategy.
------------------------------------------------------------------------------------------------------------------------------------

Corporate bond                Depreciation            Diversification           Dividend distribution    Duration
------------------------------------------------------------------------------------------------------------------------------------
A debt security issued by     A decline in an         The process of            Payments to mutual       A measurement of a
a corporation. See Bond.      investment's value.     spreading investments     fund shareholders of     fixed-income investment's
                                                      among a number of         dividends passed         price volatility. The
                                                      different securities,     along from the           larger the number, the
                                                      asset classes or          fund's portfolio of      greater the likely price
                                                      investment styles to      securities.              change for a given change
                                                      reduce the risks of                                in interest rates.
                                                      investing.

Who manages the Fund


Investment manager


The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services to the Fund, the manager was paid 0.55% of average daily net assets for the last fiscal year.

Portfolio managers

Paul A. Grillo has responsibility for making day-to-day investment decisions for the Fund. When making decisions for the Fund, Mr. Grillo regularly consults with Jude T. Driscoll.

Paul A. Grillo, Vice President/Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.
Mr. Grillo has been managing the Fund since February 21, 1997.

Jude T. Driscoll, Executive Vice President/Head of Fixed-Income, received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in July 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.




E-L  Expense ratio                                                                Fixed-income securities
     -------------------------------------------------------------------------------------------------------------------------------
     A mutual fund's total operating expenses, expressed as a percentage          With fixed-income securities, the money you
     of its total net assets. Operating expenses are the costs of running a       originally invest is paid back at a pre-specified
     mutual fund, including management fees, offices, staff, equipment            maturity date. These securities, which include
     and expenses related to maintaining the fund's portfolio of securities       government, corporate or municipal bonds, as well
     and distributing its shares. They are paid from the fund's assets before     as money market securities, typically pay a fixed
     any earnings are distributed to shareholders.                                rate of return (often referred to as interest).
                                                                                  See Bond.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments Funds.

                                                     Board of Trustees

   Investment manager
Delaware Management Company                                                               Custodian
   One Commerce Square                                   The Fund                 The Chase Manhattan Bank
 Philadelphia, PA 19103                                                           4 Chase Metrotech Center
                                                                                     Brooklyn, NY 11245

                                       Distributor                        Service agent
  Portfolio managers            Delaware Distributors, L.P.        Delaware Service Company, Inc.
(see page 8 for details)           1818 Market Street                   1818 Market Street
                                  Philadelphia, PA 19103              Philadelphia, PA 19103

                                                         Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

Government securities                 Inflation                Investment goal          Lehman Brothers Government Bond Index
------------------------------------------------------------------------------------------------------------------------------------
Securities issued by the U.S.         The increase in the      The objective, such      An index composed of The Treasury Bond Index
government or its agencies. They      cost of goods and        as long-term capital     (all public obligations of the U.S.
include Treasuries as well as         services over time.      growth or high           Treasury, excluding flower bonds and
agency-backed securities such as      U.S. inflation is        current income, that     foreign-targeted issues) and the Agency Bond
Fannie Maes.                          frequently measured      a mutual fund            Index (all publicly issued debt of U.S.
                                      by changes in the        pursues.                 government agencies and quasi-federal
                                      Consumer Price Index                              corporations, and corporate debt guaranteed
                                      (CPI).                                            by the U.S. government).


About your account

Investing in the Fund

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;


o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes. Use of Institutional Class shares is restricted to advisers who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients.


M-N    Management fee                        Market capitalization                                 Maturity
       -----------------------------------------------------------------------------------------------------------------------------
       The amount paid by a mutual           The value of a corporation determined by              The length of time until a bond
       fund to the investment adviser for    multiplying the current market price of a share of    issuer must repay the underlying
       management services, expressed        common stock by the number of shares held by          loan principal to bondholders.
       as an annual percentage of the        shareholders. A corporation with one million
       fund's average daily net assets.      shares outstanding and the market price per share
                                             of $10 has a market capitalization of $10 million.

How to buy shares

(GRAPHIC OMITTED: ENVELOPE)

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

(GRAPHIC OMITTED: WIRE)

By wire

Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014128934013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.

(GRAPHIC OMITTED: EXCHANGE)

By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.

(GRAPHIC OMITTED: PERSON)

Through your financial adviser

Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.


                                            Nationally recognized statistical rating
NASD Regulation, Inc. (NASDR(SM))           organization (NRSRO)                                Net asset value (NAV)
------------------------------------------------------------------------------------------------------------------------------------
The independent subsidiary of the           A company that assesses the credit quality of       The daily dollar value of one mutual
National Association of Securities          bonds, commercial paper, preferred and common       fund share. Equal to a fund's net
Dealers, Inc. responsible for regulating    stocks and municipal short-term issues, rating      assets divided by the number of
the securities industry.                    the probability that the issuer of the debt will    shares outstanding.
                                            meet the scheduled interest payments and repay
                                            the principal. Ratings are published by such
                                            companies as Moody's Investors Service, Inc.
                                            (Moody's), Standard & Poor's (S&P), Duff &
                                            Phelps, Inc. (Duff), and Fitch IBCA, Inc.
                                            (Fitch).


The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.


P-S    Preferred stock                    Principal                    Prospectus                      Redeem
       -----------------------------------------------------------------------------------------------------------------------------
       Preferred stock has preference     Amount of money you          The official offering           To cash in your shares by
       over common stock in the           invest (also called          document that describes a       selling them back to the
       payment of dividends and           capital). Also refers to     mutual fund, containing         mutual fund.
       liquidation of assets.             a bond's original face       information required by the
       Preferred stocks also often        value, due to be repaid      SEC, such as investment
       pay dividends at a fixed rate      at maturity.                 objectives, policies,
       and are sometimes convertible                                   services and fees.
       into common stock.


How to redeem shares

(GRAPHIC OMITTED: ENVELOPE)

By mail


You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. You can also fax your written request to 215.255.8864. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on an account.


(GRAPHIC OMITTED: TELEPHONE)

By telephone

You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

(GRAPHIC OMITTED: WIRE)

By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

(GRAPHIC OMITTED: PERSON)

Through your financial adviser

Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

(GRAPHIC OMITTED: HAND WRITING CHECK)

Through checkwriting


You may redeem shares by writing checks of $500 or more. Checks must be signed by all owners of the account unless you indicate otherwise on your Investment Application. The checkwriting feature is not available for retirement plans. Also, because dividends are declared daily, you may not close your account by writing a check. When you write checks you are subject to bank regulations and may be subject to a charge if the check amount exceeds the value of your account.


                                                                                SEC (Securities and
Risk                                 Sales charge                               Exchange Commission)          Share classes
------------------------------------------------------------------------------------------------------------------------------------
Generally defined as variability     Charge on the purchase or redemption       Federal agency established    Different
of value; also credit risk,          of fund shares sold through financial      by Congress to administer     classifications of
inflation risk, currency and         advisers. May vary with the amount         the laws governing the        shares; mutual fund
interest rate risk. Different        invested. Typically used to compensate     securities industry,          share classes offer a
investments involve different        advisers for advice and service            including mutual fund         variety of sales
types and degrees of risk.           provided.                                  companies.                    charge choices.


How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.


When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value as determined on the business day we receive your request. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.


Account minimum

If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes

Dividends, if any, are declared daily and paid monthly. Capital gains, if any, are paid twice a year. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.


We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.


                                                                       Statement of Additional
S-V    Signature guarantee                Standard deviation           Information (SAI)               Total return
       -----------------------------------------------------------------------------------------------------------------------------
       Certification by a bank,           A measure of an              The document serving as         An investment performance
       brokerage firm or other            investment's volatility;     "Part B" of a fund's            measurement, expressed as a
       financial institution that a       for mutual funds,            prospectus that provides        percentage, based on the
       customer's signature is valid;     measures how much a          more detailed information       combined earnings from
       signature guarantees can be        fund's total return has      about the fund's                dividends, capital gains and
       provided by members of the         typically varied from        organization, investments,      change in price over a given
       STAMP program.                     its historical average.      policies and risks.             period.


Certain management considerations


Investments by fund of funds

The Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both the Fund and Foundation Funds as a result of these transactions.

Treasury bills             Treasury bonds             Treasury notes             Volatility
------------------------------------------------------------------------------------------------------------------------------------
Securities issued by       Securities issued by       Securities issued by       The tendency of an investment to go up or down in
the U.S. Treasury with     the U.S. Treasury with     the U.S. Treasury with     value by different magnitudes. Investments that
maturities of one year     maturities of 10 years     maturities of one to       generally go up or down in value in relatively
or less.                   or longer.                 10 years.                  small amounts are considered "low volatility"
                                                                                 investments, whereas those investments that
                                                                                 generally go up or down in value in relatively
                                                                                 large amounts are considered "high volatility"
                                                                                 investments.

Financial highlights

                                                                                                                Institutional Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Year ended
                           Delaware American                                                                                   7/31
The Financial              Government Bond Fund                              2000        1999         1998        1997         1996
highlights table is        --------------------------------------------------------------------------------------------------------
intended to help you       Net asset value, beginning of period            $7.300      $7.720       $7.760      $7.590       $7.860
understand the Fund's      Income (loss) from investment operations:
financial performance.     Net investment income                            0.492       0.495        0.550       0.567        0.611
All "per share"            Net realized and unrealized gain (loss)
information reflects          on investments                               (0.130)     (0.418)      (0.040)      0.170       (0.270)
financial results for a                                                    ------      ------       ------      ------       ------
single Fund share. This    Total from investment operations                 0.362       0.077        0.510       0.737        0.341
information has been                                                       ------      ------       ------      ------       ------
audited by Ernst &         Less dividends:
Young LLP, whose           Dividends from net investment income            (0.492)     (0.497)      (0.550)     (0.567)      (0.611)
report, along with the                                                     ------      ------       ------      ------       ------
Fund's financial           Total dividends                                 (0.492)     (0.497)      (0.550)     (0.567)      (0.611)
statements, is included                                                    ------      ------       ------      ------       ------
in the Fund's annual       Net asset value, end of period                  $7.170      $7.300       $7.720      $7.760       $7.590
report, which is                                                           ======      ======       ======      ======       ======
available upon             Total return(1)                                  5.19%       0.89%        6.80%      10.10%        4.39%
request by calling
800.523.1918.              Ratios and supplemental data:
                           Net assets, end of period (000 omitted)        $32,609     $30,883      $17,865     $12,053      $10,780
                           Ratio of expenses to average net assets          1.04%       0.95%        0.90%       0.86%        0.90%
                           Ratio of net investment income to
                              average net assets                            6.85%       6.46%        7.10%       7.43%        7.85%
                           Portfolio turnover                                223%        142%         119%         63%          81%

                           --------------------------------------------------------------------------------------------------------


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

How to read the
Financial highlights
                      ------------------------------------------------------------------------------------------------------------
                      Net investment income         Net asset value (NAV)     Ratio of expenses to        Portfolio turnover
                      Net investment                This is the value of      average net assets          This figure tells
                      income includes               a mutual fund share,      The expense ratio is        you the amount of
                      dividend and                  calculated by             the percentage of           trading activity in
                      interest income               dividing the net          net assets that a           a fund's portfolio.
                      earned from a fund's          assets by the number      fund pays annually          For example, a fund
                      investments; it is            of shares                 for operating               with a 50% turnover
                      after expenses have           outstanding.              expenses and                has bought and sold
                      been deducted.                                          management fees.            half of the value of
                                                    Total return              These expenses              its total investment
                      Net realized and unrealized   This represents the       include accounting          portfolio during the
                      gain (loss) on investments    rate that an              and administration          stated period.
                      A realized gain on            investor would have       expenses, services
                      investments occurs            earned or lost on an      for shareholders,
                      when we sell an               investment in a           and similar
                      investment at a               fund. In calculating      expenses.
                      profit, while a               this figure for the
                      realized loss on              financial highlights      Ratio of net investment
                      investments occurs            table, we include         income to average
                      when we sell an               applicable fee            net assets
                      investment at a               waivers, exclude          We determine this
                      loss. When an                 front-end and             ratio by dividing
                      investment increases          contingent deferred       net investment
                      or decreases in               sales charges, and        income by average
                      value but we do not           assume the                net assets.
                      sell it, we record            shareholder has
                      an unrealized gain            reinvested all
                      or loss. The amount           dividends and
                      of realized gain per          realized gains.
                      share that we pay to
                      shareholders is               Net assets
                      listed under "Less            Net assets represent
                      dividends-Dividends           the total value of
                      from net investment           all the assets in a
                      income."                      fund's portfolio,
                                                    less any
                                                    liabilities, that
                                                    are attributable to
                                                    that class of the
                                                    fund.

 Delaware
 American
 Government
 Bond Fund


 Additional information about the Fund's investments is available in the Fund's annual and semi-annual report to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

 You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.


 Web site

 www.delawareinvestments.com

 E-mail

 service@delinvest.com

 Client Service Representative

 800.510.4015

oFor convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

 Investment Company Act file number: 811-4304

 Delaware American Government Bond Fund Symbols

                                       CUSIP         NASDAQ
                                       -----         ------
 Institutional Class                 246094502       DUGIX

 DELAWARE(SM)
 INVESTMENTS
 ---------------------
 Philadelphia o London

 P-041 [--] PP 9/00


Delaware Investments includes funds with a wide range of           -----------------------------------------------------
investment objectives. Stock funds, income funds, national
and state-specific tax-exempt funds, money market funds,           DELAWARE GROUP GOVERNMENT FUND
global and international funds and closed-end equity funds
give investors the ability to create a portfolio that fits         -----------------------------------------------------
their personal financial goals. For more information,              DELAWARE AMERICAN GOVERNMENT BOND FUND
shareholders of the  Class A, B and C Shares should
contact their financial adviser or call Delaware                   A CLASS
Investments at 800-523-1918, and shareholders of the               B CLASS
Institutional Class should contact Delaware Investments at         C CLASS
800-510-4015.                                                      INSTITUTIONAL CLASS
                                                                   -----------------------------------------------------


INVESTMENT MANAGER
Delaware Management Company
One Commerce Square
Philadelphia, PA 19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103
                                                                   PART B
SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,                                               STATEMENT OF
ACCOUNTING SERVICES                                                ADDITIONAL INFORMATION
AND TRANSFER AGENT
Delaware Service Company, Inc.                                     -----------------------------------------------------
1818 Market Street
Philadelphia, PA 19103
                                                                   SEPTEMBER 29,  2000
LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center                                                             DELAWARE(SM)
Brooklyn, NY 11245                                                                   INVESTMENTS
                                                                                     ------------

                       STATEMENT OF ADDITIONAL INFORMATION

                               September 29, 2000

                         DELAWARE GROUP GOVERNMENT FUND
                     Delaware American Government Bond Fund


                               1818 Market Street
                             Philadelphia, PA 19103

        For more information about the Institutional Class: 800-510-4015

       For Prospectus, Performance and Information on Existing Accounts of Class A Shares, Class B Shares and Class C Shares: Nationwide 800-523-1918

         Dealer Services: (BROKER/DEALERS ONLY) Nationwide 800-362-7500


         Delaware Group Government Fund ("Government Fund") is a professionally-managed mutual fund of the series type which currently offers one series of shares: Delaware American Government Bond Fund ("the Fund"). The Fund offers Class A Shares, Class B Shares and Class C Shares (together referred to as the "Fund Classes"). The Fund also offers an Institutional Class (the "Institutional Class"). All references to "shares" in this Part B refer to all Classes of shares of Government Fund, except where noted.

         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectus for the Fund Classes dated September 29, 2000 and the current Prospectus for the Institutional Class dated September 29, 2000, as they may be amended from time to time. Part B should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A prospectus relating to the Fund Classes and a prospectus relating to the Institutional Class may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. The Fund's financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for Part B. The Annual Report can be obtained, without charge, by calling 800-523-1918.


---------------------------------------------------- ------- ------------------------------------------------------ ------

TABLE OF CONTENTS
                                                       Page                                                          Page
---------------------------------------------------- ------- ------------------------------------------------------ ------
Cover Page                                                   Redemption and Exchange
---------------------------------------------------- ------- ------------------------------------------------------ ------
Investment Policies                                          Dividends and Realized Securities Profits
                                                             Distributions
---------------------------------------------------- ------- ------------------------------------------------------ ------
Accounting and Tax Issues                                    Taxes
---------------------------------------------------- ------- ------------------------------------------------------ ------
Performance Information                                      Investment Management Agreement
---------------------------------------------------- ------- ------------------------------------------------------ ------
Trading Practices and Brokerage                              Officers and Trustees
---------------------------------------------------- ------- ------------------------------------------------------ ------
Purchasing Shares                                            General Information
---------------------------------------------------- ------- ------------------------------------------------------ ------
Investment Plans                                             Financial Statements
---------------------------------------------------- ------- ------------------------------------------------------ ------
Determining Offering Price and Net Asset Value
----------------------------------------------------------------------------------------------------------------------------

INVESTMENT POLICIES


Investment Restrictions


         Fundamental Investment Restrictions--Government Fund has adopted the following restrictions for the Fund which cannot be changed without approval by the holders of a "majority" of the Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

         The Fund may not:


         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 (the "1940 Act") any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.


         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.


         3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").


         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.


         Non-Fundamental Investment Restrictions--In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         1. The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. The Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

         The following are additional non-fundamental investment restrictions:

         The Fund may not:

         1. Invest more than 5% of the market or other fair value of its assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities).


         2. Invest in securities of other investment companies except as part of a merger, consolidation or other acquisition, and except to the extent that an issuer of mortgage-backed securities may be deemed to be an investment company, provided that any such investment in securities of an issuer of a mortgage-backed security which is deemed to be an investment company will be subject to the limits set forth in Section 12(d)(1)(A) of the 1940 Act.


         Government Fund has been advised by the staff of the SEC that it is the staff's position that, under the 1940 Act, the Fund may invest (a) no more than 10% of its assets in the aggregate in certain CMOs and REMICs which are deemed to be investment companies under the 1940 Act and issue their securities pursuant to an exemptive order from the SEC and (b) no more than 5% of its assets in any single issue of such CMOs or REMICs.

         3. Make loans, except to the extent the purchases of debt obligations (including repurchase agreements) in accordance with the Fund's investment objective and policies are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         4. Purchase or sell real estate but this shall not prevent the Fund from investing in securities secured by real estate or interests therein.

         5. Purchase more than 10% of the voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

         6. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

         7. Make any investment which would cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.


         8. Write, purchase or sell options, puts, calls or combinations thereof, except that the Fund may: (a) write covered call options with respect to any part or all of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Fund's total assets; (c) write secured put options; (d) purchase put options to the extent that the premiums paid on all outstanding put options do not exceed 2% of the Fund's total assets and only if the Fund owns the security covered by the put option at the time of purchase. The Fund may sell put options or call options previously purchased or enter into closing transactions with respect to such options.

         9. Enter into futures contracts or options thereon, except that the Fund may enter into futures contracts to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.

         10. Purchase securities on margin, make short sales of securities or maintain a net short position.

         11. Invest in warrants or rights except where acquired in units or attached to other securities.


         12. Purchase or retain the securities of any issuer any of whose officers, trustees or security holders is a trustee or officer of Government Fund or of its investment manager if or so long as the trustees and officers of Government Fund and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.


         13. Invest in interests in oil, gas or other mineral exploration or development programs.

         14. Invest more than 10% of the Fund's net assets in repurchase agreements maturing in more than seven days or in other illiquid assets.

         15. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The Fund will not issue senior securities as defined in the 1940 Act, except for notes to banks. No investment securities will be purchased while the Fund has an outstanding borrowing.

         Although not a fundamental investment restriction, the Fund currently does not invest its assets in real estate limited partnerships.


         The following provides additional information regarding the Fund's investment policies.


         Corporate Debt--The Fund may invest in corporate notes and bonds rated A or above. Excerpts from Moody's Investors Service, Inc.'s ("Moody's") description of those categories of bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations.


         Excerpts from Standard & Poor's ("S&P") description of those categories of bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances.

         Commercial Paper--The Fund may invest in short-term promissory notes issued by corporations which at the time of purchase are rated P-1 and/or A-1. Commercial paper ratings P-1 by Moody's and A-1 by S&P are the highest investment grade category.

         Bank Obligations--The Fund may invest in certificates of deposit, bankers' acceptances and other short-term obligations of U.S. commercial banks and their overseas branches and foreign banks of comparable quality, provided each such bank combined with its branches has total assets of at least one billion dollars. Any obligations of foreign banks shall be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. In particular, a foreign country could impose exchange controls which might delay the release of proceeds from that country. Such deposits are not covered by the Federal Deposit Insurance Corporation. Because of conflicting laws and regulations, an issuing bank could maintain that liability for an investment is solely that of the overseas branch which could expose the Fund to a greater risk of loss. The Fund will only buy short-term instruments in nations where risks are minimal. The Fund will consider these factors along with other appropriate factors in making an investment decision to acquire such obligations and will only acquire those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund.

         GNMA Securities --The Fund may invest in certificates of the Government National Mortgage Association ("GNMA"). GNMA Certificates are mortgage-backed securities. Each Certificate evidences an interest in a specific pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Scheduled payments of principal and interest are made to the registered holders of GNMA Certificates. The GNMA Certificates in which the Fund will invest are of the modified pass-through type. GNMA guarantees the timely payment of monthly installments of principal and interest on modified pass-through Certificates at the time such payments are due, whether or not such amounts are collected by the issuer on the underlying mortgages. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates.

         The average life of GNMA Certificates varies with the maturities of the underlying mortgage instruments with maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments of refinancing of such mortgages or foreclosure. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. Due to the GNMA guarantee, foreclosures impose no risk to principal investments.

         The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. However, statistics indicate that the average life of the type of mortgages backing the majority of GNMA Certificates is approximately 12 years. For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than five years.

         The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. Such fees in the aggregate usually amount to approximately 1/2 of 1%.

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Prepayments generally occur when interest rates have fallen. Reinvestments of prepayments will be at lower rates. Historically, actual average life has been consistent with the 12-year assumption referred to above. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificates and may differ from the yield based on the assumed average life. Interest on GNMA Certificates is paid monthly rather than semi-annually as for traditional bonds.


         Mortgage-Backed Securities--In addition to mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, the Fund may also invest in securities issued by certain private, non-government corporations, such as financial institutions, if the securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). The Fund currently invests in privately-issued CMOs and REMICs only if they are rated at the time of purchase in the two highest grades by a nationally recognized rating agency.


         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).


         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only" class), while the other class will receive all of the principal (the "principal-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.


         Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 10% of the Fund's net assets.

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and certain REMICs also may be stripped.

         The Fund may also invest in CMOs, REMICs and commercial mortgage-backed securities ("CMBSs") that are not issued or guaranteed by, or fully collateralized by securities issued or guaranteed by, the U.S. government, its agencies or instrumentalities ("non-agency mortgage-backed securities"). These securities are secured by the underlying collateral of the private issuer. The Fund may invest its assets in such privately-issued CMOs, REMICs and CMBSs only if the securities are rated in the top rating category by a nationally recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's). The Fund may not invest more than 20% of its assets in securities, including CMOs, REMICs and CMBSs, that are not issued or guaranteed by, or fully collateralized by securities issued or guaranteed by, the U.S. government, its agencies or instrumentalities.

         CMBSs are issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties. The loans are collateralized by various types of commercial property, which include, but are not limited to, multi-family housing, retail shopping centers, office space, hotels and health care facilities. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. CMBSs are subject to credit risk, prepayment risk and extension risk. The Manager addresses credit risk by investing in CMBSs that are rated in the top rating category by a nationally recognized statistical rating organization. Although prepayment risk is present, it is of a lesser degree in CMBSs than in the residential mortgage market. Unlike other asset classes, commercial loans have structural impediments to refinancing that include lockout periods, prepayment penalties, yield maintenance and defeasance. These devices reduce the uncertainty introduced by prepayment options. The Manager carefully analyzes the composition and proportions of various prepayment provisions to protect against unscheduled payments. Extension risk is the risk that balloon payments (i.e., the final payment on commercial mortgages, which are substantially larger than other periodic payments under the mortgage) are deferred beyond their originally scheduled date for payment. Extension risk measures the impact of a borrower's ability to pay the balloon payment in a timely fashion, while maintaining loan payments in accordance with the terms specified in the loan. For the investor, extension will increase the average life of the security, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. The Manager models and stress tests extension risk and invests only in structures where extension risk is acceptable under various scenarios.


         Asset-Backed Securities--The Fund may invest a portion of its assets in asset-backed securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans (i.e. receivables on loans to car dealers for cars used in their showrooms) and leases or other loans or financial receivables currently available or which may be developed in the future. Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued.

         The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.

Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately or in many cases ever established, and other risks which may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

         Portfolio Loan Transactions--The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the trustees of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

         The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

         Interest Rate Swaps --The Fund may invest in interest rate swaps to the extent consistent with its investment objective and strategies. The Fund will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Fund is otherwise eligible to invest, and subject to the investment limitations on the instruments to which the purchased reference rate relates.

         Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

         When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to mange its portfolio of swaps so as to match and offset its payment receipts and obligations.

         The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate (LIBOR). The typical maximum term of an interest rate swap agreement ranges from one to 12 years. The Manager presently intends to purchase swaps with maturities of six to twelve months, and in no event greater than two years.

         Swap transactions provide several benefits to the Fund. Interest rate swaps may be used as a duration management tool. Duration is a measure of a bond's interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond's duration, the more sensitive the bond's price will be to changes in interest rates. The average duration of a fund is the weighted average of the durations of the fund's fixed income securities.

         If a Fund wished to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, the Fund could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR payments adjusted every six months. The duration of the floating rate payments received by the fund will now be six months. In effect, the Fund has reduced the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

         Other uses of swaps could help permit the Fund to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

         The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, the Fund's potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any - the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. The Fund will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing them -- the counterparty may be judgement proof due to insolvency, for example. The Fund thus assumes the risk that it will be delayed or prevented from obtaining payments owed to them. The standard industry swap agreements do, however, permit the Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.

         In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. The Fund will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Manager. In addition, the Manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

         In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of the Fund which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount the Fund might theoretically be required to pay in a swap transaction.

         In order to ensure that the Fund will only engage in swap transactions to the extent consistent with its investment objectives and strategies, the Fund will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities, instruments or markets that are otherwise eligible investments for the Fund. Similarly, the extent to which the Fund may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

         The Fund will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Fund's payment obligations over its entitled payments with respect to each swap contract. To the extent that the Fund is obligated by a swap to pay a fixed or variable interest rate, the Fund may segregate securities that are expected to generate income sufficient to meet the Fund's net payment obligations.

         There is not a well developed secondary market for interest rate swaps. Most interest rate swaps are nonetheless relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. The Fund will therefore treat all swaps as subject to their limitation on illiquid investments. For purposes of calculating these percentage limitations, the Fund will refer to the notional amount of the swap.

         Swaps will be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Internal Revenue Code. Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M.

         Repurchase Agreements --In order to invest its short-term cash reserves or when in a temporary defensive posture, the Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week but on occasion for longer periods. Not more than 10% of the Fund's assets may be invested in illiquid securities, including repurchase agreements of over seven-days' maturity. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager under the guidelines of the Board of Trustees determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund's yield under such agreements which is monitored on a daily basis. Such collateral is held by The Chase Manhattan Bank ("Custodian") in book entry form. Such agreements may be considered loans under the 1940 Act, but the Fund considers repurchase agreements contracts for the purchase and sale of securities, and it seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of default.


         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain funds in the Delaware Investments family jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.


         Options--The Fund may write put and call options on a covered basis only, and will not engage in option writing strategies for speculative purposes. The Fund may write covered call options and secured put options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain the Fund's investment objective. The Fund may also purchase (i) call options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets and (ii) put options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets.

         A. Covered Call Writing--A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. There is no percentage limitation on writing covered call options.

         The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. The disadvantage is that if the security rises in value the Fund will lose the appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         Call options will be written only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell. Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Call Options--The Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund's total assets. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage is that the Fund may hedge against an increase in the price of securities which it ultimately wishes to buy. However, the premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option.

         The Fund may, following the purchase of a call option, liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would be required to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund.

         C. Secured Put Writing--A put option gives the purchaser of the option the right to sell, and the writer, in this case the Fund, the obligation to buy the underlying security at the exercise price during the option period. During the option period, the writer of a put option may be assigned an exercise notice by the broker/dealer through whom the option was sold requiring the writer to make payment of the exercise price against delivery of the underlying security. In this event, the exercise price will usually exceed the then market value of the underlying security. This obligation terminates upon expiration of the put option or at such earlier time at which the writer effects a closing purchase transaction. The operation of put options in other respects is substantially identical to that of call options. Premiums on outstanding put options written or purchased by the Fund may not exceed 2% of its total assets.

         The advantage to the Fund of writing such options is that it receives premium income. The disadvantage is that the Fund may have to purchase securities at higher prices than the current market price if the put is exercised.

         Put options will be written only on a secured basis, which means that the Fund will maintain in a segregated account with its Custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         D. Purchasing Put Options--The Fund may purchase put options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets. The Fund will, at all times during which it holds a put option, own the security covered by such option.

         The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest income on the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         Futures--The Fund may invest in futures contracts and options on such futures contracts subject to certain limitations. Futures contracts are agreements for the purchase or sale for future delivery of securities. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities underlying the contract at a specified price on a specified date during a specified future month. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities called for by the contract at a specified price during a specified future month.

         While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Fund's Custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.

         The Fund may also purchase and write options to buy or sell futures contracts. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.

         The purpose of the purchase or sale of futures contracts for the Fund, which consists of a substantial number of government securities, is to protect the Fund against the adverse effects of fluctuations in interest rates without actually buying or selling such securities. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of government securities at higher prices.

         With respect to options on futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of government securities which the Fund intends to purchase.

         If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of government securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its government securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell government securities from its portfolio to meet daily variation margin requirements. Such sales of government securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         To the extent that the Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the existence of a liquid secondary market, which cannot be assured.

         The Fund will not enter into futures contracts to the extent that more than 5% of the Fund's assets are required as futures contract margin deposits and will not invest in futures contracts or options thereon to the extent that obligations relating to such transactions exceed 20% of the Fund's assets.

         Restricted Securities--While maintaining oversight, the Board of Trustees has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's 10% limitation on investments in illiquid securities. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 10% limit on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Concentration
         In applying the Fund's policy on concentration; (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.

ACCOUNTING AND TAX ISSUES


         The following supplements the information supplied in the Funds' Prospectuses.


         When the Fund writes a call or a put option, an amount equal to the premium received by it is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. Any such gain or loss is a short-term capital gain or loss for federal income tax purposes. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option.

         The premium paid by the Fund for the purchase of a put option is included in the section of the Fund's Statement of Assets and Liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. If a put option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term (depending on the holding period of the underlying security) capital loss for federal income tax purposes in the amount of the cost of the option. If the Fund sells the put option, it realizes a short-term or long-term (depending on the holding period of the underlying security) capital gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and proceeds from such sale will be decreased by the premium originally paid. However, since the purchase of a put option is treated as a short sale for federal income tax purposes, the holding period of the underlying security could be affected by such a purchase.

         The Internal Revenue Code (the "Code") includes special rules applicable to regulated futures contracts and non-equity related listed options which the Fund may write, and listed options which the Fund may write, purchase or sell. Such regulated futures contracts and options are classified as Section 1256 contracts under the Code. The character of gain or loss under a Section 1256 contract is generally treated as 60% long-term gain or loss and 40% short-term gain or loss. When held by the Fund at the end of a fiscal year, these options are required to be treated as sold at market value on the last day of the fiscal year for federal income tax purposes ("marked to market").

         Over-the-counter options are not classified as Section 1256 contracts and are not subject to the 60/40 gain or loss treatment or the marked to market rule. Any gains or losses recognized by the Fund from over-the-counter option transactions generally constitute short-term capital gains or losses.

         The initial margin deposits made when entering into futures contracts are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract will be reflected at the end of each day.

         The Internal Revenue Service has ruled publicly that an Exchange-traded call option is a security for purposes of the 50% of assets tests and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements noted below in Other Tax Requirements.

         The requirement that not more than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months (see Other Tax Requirements below) may restrict the Fund in its ability to write covered call options on securities which it has held less than three months, to write options which expire in less than three months, to sell securities which have been held less than three months, and to effect closing purchase transactions with respect to options which have been written less than three months prior to such transactions. Consequently, in order to avoid realizing a gain within the three-month period, the Fund may be required to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so. The Fund may also be restricted in the sale of purchased put options and the purchase of put options for the purpose of hedging underlying securities because of the application of the short sale holding period rules with respect to such underlying securities.

Other Tax Requirements
         The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets.

         In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain specific requirements, including:

         (i) The Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets;

         (ii) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

         (iii) The Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years; and

         (iv) The Fund must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Fund for less than three months ("short-short income"). The Taxpayer Relief Act of 1997 (the "1997 Act") repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying the Fund as a regulated investment company.

         The Code requires the Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid federal excise taxes. The Fund intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by shareholders as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains or when the offsetting position is sold.

         The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, the Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.


PERFORMANCE INFORMATION

         From time to time, the Fund may state each Class' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over the most recent one-, five- and ten-year (or life of fund, if applicable) periods, as relevant. The Fund may also advertise aggregate and average total return information of each Class over additional periods of time.

         The average annual total rate of return for each Class will be based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:


                                        n
                                  P(1+T) = ERV


        Where:     P  =  a hypothetical initial purchase order of $1,000 from which, in the case of only Class A Shares, the maximum front-end sales charge, if any, is deducted;

                   T  =  average annual total return;

                   n  =  number of years;

                ERV   =  redeemable value of the hypothetical $1,000
                         purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

         In presenting performance information for Class A Shares, the Limited CDSC, applicable to only certain redemptions of those shares, will not be deducted from any computations of total return. See the Prospectus for the Fund Classes for a description of the Limited CDSC and the instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         Total return performance for each Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will also reflect, as applicable, the maximum front-end sales charge, or CDSC, paid with respect to the illustrated investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representative of the results which may be realized from an investment in the Fund in the future.


         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares, and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.


         The performance of each Class, as shown below, is the average annual total return quotations through July 31, 2000, computed as described above. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 4.75% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect any front-end sales charge. Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges and asset based charges. The average annual total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at July 31, 2000. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at July 31, 2000 and therefore does not reflect the deduction of a CDSC.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.


Average Annual Total Return

----------------------------------------------------------------------------------------------------------------------------
                                   1 year ended     3 years ended    5 years ended    10 years ended    Life of Fund
                                   7/31/00           7/31/00           7/31/00            7/31/00
----------------------------------------------------------------------------------------------------------------------------
Class A  (at offer)                  0.05%          2.27%             4.11%             5.51%             6.38%
(Inception 8/16/85)
----------------------------------------------------------------------------------------------------------------------------
Class A (at NAV)                     4.88%          3.96%             5.12%             6.03%             6.73%
(Inception 8/16/85)
--------------------------------------------------------------------------------------------------------------------------
Class B (including CDSC)             0.22%          2.36%             4.08%             N/A               4.40%
(Inception 5/2/94)
--------------------------------------------------------------------------------------------------------------------------
Class B (excluding CDSC)             4.15%          3.23%             4.39%             N/A               4.40%
(Inception 5/2/94)
--------------------------------------------------------------------------------------------------------------------------
Class C (including CDSC)             3.17%          3.23%             N/A               N/A               3.93%
(Inception 11/29/95)
--------------------------------------------------------------------------------------------------------------------------
Class C (excluding CDSC)             4.15%          3.23%             N/A               N/A               3.93%
(Inception 11/29/95)
--------------------------------------------------------------------------------------------------------------------------
Institutional Class                  5.19%          4.26%             5.43%             6.33%             6.97%
(Inception 6/1/92)
----------------------------------------------------------------------------------------------------------------------------

         The Fund may also quote each Class' current yield in advertisements and investor communications.


         The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                         a-b       6
                            YIELD = 2[(-------- + 1) - 1]
                                         cd

        Where:  a =  dividends and interest earned during the period;

                b =  expenses accrued for the period (net of reimbursements);

                c = the average daily number of shares outstanding during the period that were entitled to receive dividends;

                d = the maximum offering price per share on the last day of the period.


         The above formula will be used in calculating quotations of yield for each Class, based on specific 30-day periods identified in advertising by the Fund. The yields of the Class A Shares, Class B Shares, Class C Shares and the Institutional Class as of July 31, 2000 using this formula were 5.62%, 5.20%, 5.20% and 6.21%, respectively. Yield calculation assumes the maximum front-end sales charge, if any, and does not reflect the deduction of any contingent deferred sales charge. Actual yield on Class A Shares may be affected by variations in sales charges on investments.

         Past performance, such as is reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any class of the Fund in the future.

         Investors should note that the income earned and dividends paid by the Fund will vary with the fluctuation of interest rates and performance of the portfolio. The net asset value of the Fund may change. Unlike money market funds, the Fund invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Fund's net asset value will tend to rise when interest rates fall. Conversely, the Fund's net asset value will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Fund will vary from day to day and investors should consider the volatility of the Fund's net asset value as well as its yield before making a decision to invest.


         The Fund's average weighted portfolio maturity at July 31, 2000 was 16 years.


         From time to time, the Fund may also quote actual total return and/or yield performance for its Classes in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund (or Fund Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or to the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. A direct investment in an unmanaged index is not possible.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Fund may invest and the assumptions that were used in calculating the blended performance will be described.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

        Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. The Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of the Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Education IRAs) and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


         Materials may refer to the CUSIP numbers of the Fund and may illustrate how to find the listings of the Fund in newspapers and periodicals. Materials may also include discussions of other Funds, products, and services.

         The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. The Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to the Fund may include information regarding the background and experience of its portfolio managers.


         The following table is an example, for purposes of illustration only, of cumulative total return performance for each Class of the Fund through July 31, 2000. For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods, but does not reflect any income taxes payable by shareholders on the reinvested distributions. The performance of Class A Shares reflects the maximum front-end sales charge paid on the purchases of shares and is also shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. Past performance is no guarantee of future results. Pursuant to applicable regulation, total return shown for the Institutional Class of the Fund for the periods prior to the commencement of operations of such Institutional Class is calculated by taking the performance of the respective Class A Shares and adjusting it to reflect the elimination of all sales charges and asset based charges. Performance shown for short periods of time may not be representative of longer term results.

Cumulative Total Return

--------------------------------------------------------------------------------------------------------------------------------
                            3 months    6 months     9 months     1 year      3 years      5 years     10 years     Life of
                            ended       ended        ended        ended       ended        ended       ended        Fund
                            7/31/00     7/31/00      7/31/00      7/31/00     7/31/00      7/31/00     7/31/00
--------------------------------------------------------------------------------------------------------------------------------
Class A (at offer)            2.23%     -0.21%       -1.04%       -0.05%      6.97%        22.30%      70.97%       152.24%
(Inception 8/16/85)
--------------------------------------------------------------------------------------------------------------------------------
Class A (at NAV)              2.59%      4.73%        3.88%        4.88%     12.35%        28.37%      79.53%       164.95%
(Inception 8/16/85)
--------------------------------------------------------------------------------------------------------------------------------
Class B                       1.59%      0.37%       -0.62%        0.22%      7.25%        22.14%      N/A           30.89%
(including CDSC)
(Inception 5/2/94)
--------------------------------------------------------------------------------------------------------------------------------
Class B                       2.41%      4.37%        3.33%        4.15%     10.02%        23.97%      N/A           30.89%
(excluding CDSC)
(Inception 5/2/94)
--------------------------------------------------------------------------------------------------------------------------------
Class C                       1.41%      3.37%        2.35%        3.17%     10.02%        N/A         N/A           19.74%
(including CDSC)
(Inception 11/29/95)
--------------------------------------------------------------------------------------------------------------------------------
Class C                       2.41%      4.37%        3.33%        4.15%     10.02%        N/A         N/A           19.74%
(excluding CDSC)
(Inception (1/29/95)
--------------------------------------------------------------------------------------------------------------------------------
Institutional  Class          2.66%      4.89%        4.11%        5.19%     13.35%        30.27%      84.76%       174.02%
(Inception 6/1/92)
--------------------------------------------------------------------------------------------------------------------------------


         Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Fund and other mutual funds in the Delaware Investments family, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Fund's, and other Delaware Investments funds', investment disciplines employed in seeking the objectives of the Fund and other funds in the Delaware Investments family. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by the Manager.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan, Automatic Investing Plan, and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.


         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.


                                                                Number
                                Investment      Price Per     of Shares
                                  Amount          Share       Purchased
                  Month 1          $100          $10.00          10
                  Month 2          $100          $12.50           8
                  Month 3          $100           $5.00          20
                  Month 4          $100          $10.00          10
                  -------------------------------------------------------
                                   $400          $37.50          48


         Total Amount Invested:  $400
         Total Number of Shares Purchased:  48
         Average Price Per Share:  $9.38 ($37.50/4)
         Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund in the Delaware Investments family. Dollar-cost averaging can be appropriate for investments in shares of funds that tend to fluctuate in value. Please obtain the prospectus of any fund in the Delaware Investments family in which you plan to invest through a dollar-cost averaging program. The prospectus contains additional information, including charges and expenses. Please read it carefully before you invest or send money.

THE POWER OF COMPOUNDING

         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. The Fund may include illustrations showing the power of compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE

         Government Fund selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Trades are generally made on a net basis where the Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry.

         During the past three fiscal years, no brokerage commissions were paid by the Fund.

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.


         During the fiscal year ended July 31, 2000, there were no portfolio transactions of the Fund resulting in brokerage commissions directed to brokers for brokerage and research services.


         As provided in the Securities Exchange Act of 1934 and the Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and Government Fund's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Conduct Rules of NASD Regulation, Inc. (the "NASD"), and subject to seeking best execution, the Fund may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family of funds, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of such funds as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Portfolio Turnover
         Portfolio trading will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover for the Fund, such a turnover always being incidental to transactions undertaken with a view to achieving the Fund's investment objective.

         The Fund may experience a high rate of portfolio turnover, which is not expected to exceed 400%. High portfolio turnover rates may occur, for example, if the Fund writes a large number of call options which are subsequently exercised. To the extent the Fund realizes gains on securities held for less than six months, such gains are taxable to the shareholder or to the Fund at ordinary income tax rates. This would result in higher than normal brokerage commissions. The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less. The turnover rate may also be affected by cash requirements from redemptions and repurchases of Fund shares.


         During the fiscal years ended July 31, 1999 and 2000, the portfolio turnover rates for the Fund were 142% and 223%, respectively.


PURCHASING SHARES

         The Distributor serves as the national distributor for the Fund's four classes of shares -- Class A Shares, Class B Shares, Class C Shares and the Institutional Class, and has agreed to use its best efforts to sell shares of the Fund. See the Prospectuses for additional information on how to invest. Shares of the Fund are offered on a continuous basis, and may be purchased through authorized investment dealers or directly by contacting Government Fund or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, trustees and employees of any fund in the Delaware Investments family, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner strategy selected. There are no minimum purchase requirements for the Institutional Class, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Government Fund will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Government Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASD has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. Government Fund and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 4.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectus.

         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Plans Under Rule 12b-1 for the Fund Classes under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.

         Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in the Fund's assets and will receive a proportionate interest in the Fund's income, before application, as to Class A, Class B and Class C Shares, of any expenses under the Fund's 12b-1 Plans.

         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Government Fund for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the Classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes.

         Dividends, if any, paid on Class A Shares, Class B, Class C Shares and Institutional Class Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the amount of 12b-1 Plan expenses relating to Class A Shares, Class B Shares and Class C Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

Class A Shares
         Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission
         As described in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of the Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of the Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waivers of Contingent Deferred Sales Charge under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.


         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of the fund not acquired through dividend reinvestment.


         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

Plans Under Rule 12b-1 for the Fund Classes
         Pursuant to Rule 12b-1 under the 1940 Act, Government Fund has adopted a separate plan for each of the Class A Shares, Class B Shares and Class C Shares (the "Plans"). Each Plan permits Government Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies. The Plans do not apply to the Institutional Class of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Class. Shareholders of the Institutional Class may not vote on matters affecting the Plans.

         The Plans permit the Fund, pursuant to the Distribution Agreement, to pay out of the assets of the Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, the Fund may make payments out of the assets of the Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares, or provide services to, such classes.

         The maximum aggregate fee payable by the Fund under the Plans, and Government Fund's Distribution Agreement, is on an annual basis up to 0.30% of the Class A Shares' average daily net assets for the year, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year. Government Fund's Board of Trustees may reduce these amounts at any time. The Distributor has agreed to waive these distribution fees to the extent such fee for any day exceeds the net investment income realized by the Class A, Class B and Class C Shares for such day.

         On July 21, 1988, the Board of Trustees set the fee for the Class A Shares, pursuant to the Plan relating to that Class, at 0.25% of average daily net assets. This fee was effective until May 31, 1992. Effective June 1, 1992, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plan relating to the Class A Shares, will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Class A Shares which were originally purchased prior to June 1, 1992 in the Government Income Series I class (which was converted into what is now referred to as the Class A Shares) on June 1, 1992 pursuant to a Plan of Recapitalization approved by shareholders of the Government Income Series I class), and (ii) the amount obtained by multiplying 0.30% by the average daily net assets represented by all other Class A Shares. While this is the method to be used to calculate the 12b-1 fees to be paid by the Class A Shares under its Plan, the fee is a Class A Shares' expense so that all shareholders of the Class A Shares regardless of whether they originally purchased or received shares in the Government Income Series I class, or in one of the other classes that is now known as Class A Shares will bear 12b-1 expenses at the same rate. While this describes the current formula for calculating the fees which will be payable under the Class A Shares' Plan, the Plan permits a full 0.30% on all Class A Shares' assets to be paid at any time following appropriate Board approval.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best execution, Government Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement have been approved by the Board of Trustees of Government Fund, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Government Fund and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreement must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of the shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to that Class. The Plans and the Distribution Agreement may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Fund Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." With respect to the Class A Share Plan, any material increase in the maximum percentage payable thereunder must be approved by a majority of the outstanding voting securities of Class B. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Government Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Government Fund must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.


         For the fiscal year ended July 31, 2000, 12b-1 Plan payments from the Class A Shares, Class B Shares and Class C Shares amounted to $313,722, $186,289 and $34,808, respectively. Such amounts were used for the following purposes:

------------------------------------------------------------------------------------------------------

                                                Class A Shares     Class B Shares      Class C Shares
------------------------------------------------------------------------------------------------------
Advertising                                               $24                ---                 ---
------------------------------------------------------------------------------------------------------
Annual/Semi-Annual Reports                             $1,909               $317                 ---
------------------------------------------------------------------------------------------------------
Broker Trails                                        $242,120            $46,874             $15,006
------------------------------------------------------------------------------------------------------
Broker Sales Charges                                      ---            $60,931             $18,961
------------------------------------------------------------------------------------------------------
Interest on Broker Sales Charges                          ---            $69,474                $310
------------------------------------------------------------------------------------------------------
Commissions to Wholesalers                            $37,622             $6,672                $531
------------------------------------------------------------------------------------------------------
Promotional-Broker Meetings                            $3,017               $112                 ---
------------------------------------------------------------------------------------------------------
Promotional-Other                                     $20,322               $453                 ---
------------------------------------------------------------------------------------------------------
Prospectus Printing                                    $4,156               $125                 ---
------------------------------------------------------------------------------------------------------
Wholesaler Expenses                                    $4,552             $1,331                 ---
------------------------------------------------------------------------------------------------------

 Other Payments to Dealers -- Class A Shares, Class B Shares and Class C Shares

         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

Special Purchase Features -- Class A Shares

Buying Class A Shares at Net Asset Value
       Class A Shares may be purchased without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.


       Current and former officers, trustees/directors and employees of Government Fund, any other fund in the Delaware Investments family, the Manager, or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the funds in the Delaware Investments family, including any fund that may be created, at the net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value. Class A Shares may also be purchased at net asset value by current and former officers, directors and employees (and members of their families) of the Dougherty Financial Group LLC.


       Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, trustees and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as Government Fund may reasonably require to establish eligibility for purchase at net asset value.

       Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of the Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. ("RFS") proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value product available through the Delaware Investments family, or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to RFS in writing that it has the requisite number of employees and has received written confirmation back from RFS.


       Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.


       Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Investments fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.


       Additionally Class A Shares may be purchased at net asset value by any investor within 90 days after a redemption of shares from a fund outside of funds in the Delaware Investments family provided that: 1) the redeemed shares were purchased no more than five years before the proposed purchase of Class A Shares of a Fund; and 2) a front-end sales charge was paid in connection with the purchase of the redeemed shares or a contingent-deferred sales charge was paid upon their redemption.


       Government Fund must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans
         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See Combined Purchases Privilege, below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange under Investment Plans.

         A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Letter of Intention

         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Equity Funds III which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Those purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all Classes of shares of the Fund and of the other mutual funds in Delaware Investments previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC or Limited CDSC , unless the purchaser acquired those shares through an exchange from a Delaware Investments fund that did carry a front-end sales charge, CDSC or Limited CDSC.


         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Fund and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege

         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Fund and all other Delaware Investments mutual funds. In addition, if you are an investment advisory client of the Manager's affiliates you may include assets held in a stable value account in the total amount. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation

         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Fund and all other Delaware Investments mutual funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC. If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $10,000 and subsequently purchases $40,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.


12-Month Reinvestment Privilege
         Holders of Class A Shares and Class B Shares of the Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax adviser be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans
         Group Investment Plans which are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See Retirement Plans for the Fund Classes under Investment Plans for information about Retirement Plans.


         The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange. Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.


Institutional Class
         The Institutional Class of the Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

         Shares of the Institutional Class are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Class are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Class at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Fund, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to the Fund in which the investor does not then have an account will be treated like all other initial purchases of the Fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Fund, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in the Fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares of the Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of the Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of the Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of the Fund and Class C Shares of the Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund.

         Permissible exchanges into Class A Shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan--Investors may arrange for the Fund to accept for investment in Class A Shares, Class B Shares or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.


         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.


         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                    *  *  *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail

         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund account. The Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Government Fund for proper instructions.


MoneyLine (SM) On Demand
         You or your investment dealer may request purchases of Fund shares by phone using MoneyLine (SM) On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Redemption and Exchange for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.

 Asset Planner
         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Retirement Plans for the Fund Classes
         An investment in the Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and the new Roth IRA and Education IRA.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See Institutional Class, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans
         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares and Class C Shares.

Individual Retirement Account ("IRA")
         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, participation may be restricted based on certain income limits.

IRA Disclosures
         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Education IRA are available in addition to the existing deductible IRA and non-deductible IRA.

Deductible and Non-deductible IRAs

         An individual can contribute up to $2,000 in his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan. Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $2,000 is still available if the taxpayer's AGI is below $32,000 ($52,000 for taxpayers filing joint returns) for years beginning after December 31, 1997. A partial deduction is allowed for married couples with income between $52,000 and $62,000, and for single individuals with incomes between $32,000 and $42,000. These income phase-out limits reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI after IRA deductions exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.


         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $2,000 for each working spouse and defer taxes on interest or other earnings from the IRAs.

         Under the new law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is below $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI between $150,000 and $160,000.

Conduit (Rollover) IRAs
         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution; however, if the rollover is in the form of a direct trustee-to-trustee transfer without going through the distributee's hand, the 60-day limit does not apply.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs
         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $2,000 per year can be made to a new Roth IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the $2,000 annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI between $95,000 and $110,000, and for couples filing jointly with AGI between $150,000 and $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply. If the conversion is done prior to January 1, 1999, then the income from the conversion can be included in income ratably over a four-year period beginning with the year of conversion.

Education IRAs
         For taxable years beginning after December 31, 1997, an Education IRA has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $500 per year per beneficiary. The $500 annual limit is in addition to the $2,000 annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Education IRAs. In addition, multiple Education IRAs can be created for the same beneficiaries, however, the contribution limit of all contributions for a single beneficiary cannot exceed $500 annually.

         This $500 annual contribution limit for Education IRAs is phased out ratably for single contributors with modified AGI between $95,000 and $110,000, and for couples filing jointly with modified AGI of between $150,000 and $160,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to an Education IRA established on behalf of any other individual.

         Distributions from an Education IRA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in an Education IRA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher education expenses. Tax-free (and penalty-free) transfers and rollovers of account balances from one Education IRA benefiting one beneficiary to another Education IRA benefiting a different beneficiary (as well as redesignations of the named beneficiary) is permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of the Fund.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes are available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus for the Fund Classes.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus for the Fund Classes.

Deferred Compensation Plan for State and Local Government Employees ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus for the Fund Classes.


SIMPLE IRA
         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)
         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

       Orders for purchases of Class A Shares are effected at the offering price next calculated after receipt of the order by the Fund, its agent or certain other authorized persons. Orders for purchases of Class B Shares, Class C Shares and the Institutional Class are effected at the net asset value per share next calculated after receipt of the order by Government Fund, its agent or certain other authorized persons. See Distribution and Service under Investment Management Agreement. Selling dealers are responsible for transmitting orders promptly.

       The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

       An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in the Fund's financial statements which are incorporated by reference into this Part B.

       The Fund's net asset value per share is computed by adding the value of all of the securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. Expenses and fees are accrued daily. In determining the Fund's total net assets, U.S. government and other debt securities are valued at the mean between the last reported bid and asked prices. Options are valued at the last reported sales price or, if no sales are reported, at the mean between bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost. Non-Exchange-traded options are valued at fair value using a mathematical model. For all other securities, we use methods approved by the Board of Trustees of that are designed to price securities at their fair market value.


       Each Class of the Fund will bear, pro-rata, all of the common expenses of the Fund. The net asset values of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes, except that the Institutional Class will not incur any of the expenses under the Fund's 12b-1 Plans and the Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the dividends paid to each Class of the Fund may vary. However, the net asset value per share of each Class is expected to be equivalent.

REDEMPTION AND EXCHANGE


         You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into the Fund that has the checkwriting feature. Exchanges are subject to the requirements of the Fund and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve a capital gain or loss to the shareholder for federal tax purposes. You may want to consult your financial adviser or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.


         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See the Prospectus. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         In addition to redemption of Fund shares, the Distributor, acting as agent of the Fund, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Fund, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Fund and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Government Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of the Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.


         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, a bank wire fee may be deducted, neither the Fund nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.


         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Fund for a longer period of time than if the investment in New Shares were made directly.

Written Redemption
         You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.


         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
         You may also write to the Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange

         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares or Institutional Class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.


         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank

         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

Checkwriting Feature

         Shareholders of the Class A Shares and the Institutional Class holding shares for which certificates have not been issued may request on the investment application that they be provided with special forms of checks which may be issued to redeem their shares by drawing on the Delaware Group Government Fund-Delaware American Government Bond Fund account with The Bank of New York. Normally, it takes two weeks from the date the shareholder's initial purchase check clears to receive the ten-check book. The use of any form of check other than the Fund's check will not be permitted unless approved by the Fund. The Checkwriting Feature is not available with respect to the Class B Shares, Class C Shares or for retirement plans.


         (1) Redemption checks must be made payable in an amount of $500 or more.

         (2) Checks must be signed by the shareholder(s) of record or, in the case of an organization, by the authorized person(s). If registration is in more than one name, unless otherwise indicated on the investment application or your checkwriting authorization form, these checks must be signed by all owners before the Fund will honor them. Through this procedure the shareholder will continue to be entitled to distributions paid on these shares up to the time the check is presented for payment.

         (3) If a shareholder who recently purchased shares by check seeks to redeem all or a portion of those shares through the Checkwriting Feature, the Fund will not honor the redemption request unless it is reasonably satisfied of the collection of the investment check. A hold period against a recent purchase may be up to but not in excess of 15 days, depending upon the origin of the investment check.

         (4) If the amount of the check is greater than the value of the shares held in the shareholder's account, the check will be returned and the shareholder's bank may charge a fee.

         (5) Checks may not be used to close accounts.

         The Fund reserves the right to revoke the Checkwriting Feature of shareholders who overdraw their accounts or if, in the opinion of management, such revocation is otherwise in the Fund's best interest.

         Shareholders will be subject to The Bank of New York's rules and regulations governing similar accounts. This service may be terminated or suspended at any time by The Bank of New York, the Fund or the Transfer Agent. As the Fund must redeem shares at their net asset value next determined (subject, in the case of Class A Shares, to any Limited CDSC), it will not be able to redeem all shares held in a shareholder's account by means of a check presented directly to the bank. The Fund and the Transfer Agent will not be responsible for the inadvertent processing of post-dated checks or checks more than six months old.


         Stop-Payment Requests--Investors may request a stop payment on checks by providing the Fund with a written authorization to do so. Oral requests will be accepted provided that the Fund promptly receives a written authorization. Such requests will remain in effect for six months unless renewed or canceled. The Fund will use its best reasonable efforts to effect stop-payment instructions, but does not promise or guarantee that such instructions will be effective.

         Return of Checks--Shareholders needing a copy of a redemption check can contact Delaware Service Company, Inc. at 800-523-1918.

MoneyLine (SM) On Demand
         You or your investment dealer may request redemptions of Fund shares by phone using MoneyLine (SM) On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions. See MoneyLine (SM) On Demand under Investment Plans.


 Timing Accounts

         Right to Refuse Timing Accounts--With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Fund will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms. The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or
(iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

         Redemptions of Timing Accounts--Redemption requests made from Timing Accounts will be made only by check. Redemption proceeds from these accounts will not be wired to shareholder bank accounts. Such checks will be sent no later than seven days after receipt of a redemption request in good order.

         Restrictions on Timed Exchanges--Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments funds: (1) Delaware Decatur Equity Income Fund, (2) Delaware Growth and Income Fund, (3) Delaware Balanced Fund, (4) Delaware Limited-Term Government Fund, (5) Delaware Tax-Free USA Fund, (6) Delaware Cash Reserve Fund, (7) Delaware Delchester Fund and (8) Delaware Tax-Free Pennsylvania Fund. No other Delaware Investments funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. The Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans
         Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in the Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waiver of Contingent Deferred Sales Charges, below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine (SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for the Institutional Class. Shareholders should consult with their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
         For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waivers of Contingent Deferred Sales Charges

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares

         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions form an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived; and (x) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares).

Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k)

Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age
70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

                                    *  *  *

         In addition, the CDSC will be waived on Class A Shares, Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

       In determining daily dividends, the amount of net investment income for the Fund will be determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open, and shall include investment income accrued by the Fund, less the estimated expenses of the Fund incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared, as noted above, will be deducted immediately before the net asset value calculation is made. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next business day.

       Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if the Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of the Fund. The Fund reserves the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

       Each Class of the Fund will share proportionately in the investment income and expenses of the Fund, except that the Class A, Class B and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

       Dividends and any realized securities profits distributions are automatically reinvested in additional shares of the same Class at the net asset value in effect on the first business day after month end which provides the effect of compounding dividends, unless, in the case of shareholders in the Fund Classes, the election to receive dividends in cash has been made. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder's account the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.


       If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine (SM) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. This service is not available for certain retirement plans. It may take up to four business days for the transactions to be completed. You can initiate either service by completing an Account Services form. If your name and address on your designated bank account are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for any MoneyLine
(SM) Service; however, your bank may charge a fee. Please call the Shareholder Service Center for additional information about these services.


       Any distributions from net realized securities profits will be made twice a year. The first payment would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Internal Revenue Code. Such distributions will be reinvested in shares at the net asset value in effect on the first business day after month end, unless the shareholders of the Fund Classes elect to receive them in cash. The Fund will mail a quarterly statement showing the dividends paid and all the transactions made during the previous period.

TAXES

       The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Fund will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

       Persons not subject to tax will not be required to pay taxes on distributions.

       Dividends paid by the Fund from its ordinary income and distributions of net realized short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes. Distributions made from the Fund net realized long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates described below. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares.


       The Fund intends to offset the Fund's realized securities profits to the extent of the Fund's capital losses carried forward. For the fiscal year ended July 31, 2000, the Fund had a capital loss of $5,367,428. The Fund had accumulated capital losses at July 31, 2000 of $40,347,056, which may be carried forward and applied against future capital gains. The capital loss carry forward expires as follows: 2001 -- $1,341,943; 2002 -- $17,400,711; 2003 -- $9,205,797;
2004 -- $4,166,601; 2005 -- $2,371,574; 2007 -- $4,062,003; and 2008 --
5,331,597.

       Distributions may also be subject to state and local taxes; shareholders are advised to consult with their tax advisers in this regard.

       Shares of the Fund will be exempt from Pennsylvania county personal property taxes. Shareholders will be notified annually as to the federal income tax status of dividends and distributions paid by the Fund.

         Under the Taxpayer Relief Act of 1997, as revised by the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act") and the Omnibus Consolidated and Emergency Supplemental Appropriations Act, the Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:


         "Long-term capital gains": gains on securities sold after December 31, 1997 and held for more than 12 months as capital assets in the hands of the holders are taxed at the 20% rate when distributed to shareholders (10% for individual investors in the 15% bracket).

         "Short-term capital gains": gains on securities sold by a Fund that do not meet the long-term holding period are considered short-term capital gains and are taxed as ordinary income.

         "Qualified 5-year gains": For individuals in the 15% bracket, qualified five-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rate brackets, qualified five-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at a higher rate brackets may also make an election for held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified five-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the five-year holding period.


         Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to the Fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

         All or a portion of any loss that you realize upon the redemption of the Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

         If you redeem some or all of your shares in the Fund, and then reinvest the sales proceeds in such Fund or in another Delaware Investments fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in the Fund. In doing so, all or a portion of the sales charge that you paid for your original shares in the Fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

         Shareholders will be notified annually by Government Fund as to the federal income tax status of dividends and distributions paid by the Fund.

         The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes.

         See also Other Tax Requirements under Accounting and Tax Issues.

INVESTMENT MANAGEMENT AGREEMENT

       The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Fund, subject to the supervision and direction of Government Fund's Board of Trustees.


       The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On July 31, 2000 the Manager and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $44 billion in assets in the various institutional or separately managed (approximately $25,199,290,000) and investment company ($19,329,060,000) accounts.


       The Investment Management Agreement for the Fund is dated September 29, 1999 and was approved by the initial shareholder on that date. The Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms and the renewal thereof have been approved by the vote of a majority of the trustees of Government Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the trustees of Government Fund or by the Manager. The Agreement will terminate automatically in the event of its assignment.

       The Investment Management Agreement provides that the Fund shall pay the Manager an annual management fee as a percentage of average daily net assets equal to:

                 -------------------------------------------------
                 |  0.55% on the first $500 million              |
                 |  0.50% on the next $500 million               |
                 |  0.45% on the next  $1,500 million            |
                 |  0.425% on assets in excess of $2,500 million |
                 -------------------------------------------------


       On July 31, 2000, the total net assets of the Fund were $142,997,725. Under the general supervision of the Board of Trustees, the Manager makes all investment decisions which are implemented by the Fund. The Manager pays the salaries of all trustees, officers and employees who are affiliated with both the Manager and Government Fund. The investment management fees paid by the Fund for the fiscal years ended July 31, 1998, 1999 and 2000 were $991,089, $1,053,858 and $849,675 respectively.


       Except for those expenses borne by the Manager under the Investment Management Agreement and the Distributor under the Distribution Agreement, the Fund is responsible for all of its own expenses. Among others, these include the Fund's proportionate share of rent and certain other administrative expenses, the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distribution and Service
       The Distributor, Delaware Distributors, L.P., located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of Fund shares under a Distribution Agreement dated September 29, 1999. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund on behalf of Class A Shares, Class B Shares and Class C Shares under their respective 12b-1 Plans. The Distributor is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

       The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated September 29, 1999. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

       The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

OFFICERS AND TRUSTEES

       The business and affairs of Government Fund are managed under the direction of its Board of Trustees.


       Certain officers and trustees of Government Fund hold identical positions in each of the other funds in the Delaware Investments family. On August 31, 2000, Government Fund's officers and trustees owned less than 1% of the outstanding shares of the Class A Shares, Class B Shares, Class C Shares and the Institutional Class.

       As of August 31, 2000, management believes the following accounts held 5% or more of the outstanding shares of a Class. The management does not have knowledge of beneficial owners.


----------------------------------------------------------------------------------------------------------------------
Class                          Name and Address of Account                               Share Amount      Percentage
-----                          ---------------------------                               ------------      ----------

------------------------------ ---------------------------------------------------- ------------------ ---------------

Class B Shares                 MLPF&S for the sole benefit of its customers              501,529.990          22.72%
                               Attn: Fund Administration SEC #97D25
                               4800 Deer Lake Drive East, 2nd Fl.
                               Jacksonville, FL  32246-6484
------------------------------ ---------------------------------------------------- ------------------ ---------------
Class C Shares                 MLPF&S for the sole benefit of its customers               86,861.660          24.02%
                               Attn: Fund Administration SEC #97H03
                               4800 Deer Lake Drive East, 2nd Fl.
                               Jacksonville, FL  32246-6484
------------------------------ ---------------------------------------------------- ------------------ ---------------
                               Christine Gartland                                         26,649.950           7.36%
                               TOD Ruth C. Watson etal
                               2863 Lake Diane Ct.
                               New Brighton, MN 55112-1723
------------------------------ ---------------------------------------------------- ------------------ ---------------
                               Prudential Securities Inc., FBO                             25,876.330           7.15%
                               Mrs. Ruth Edson Piper
                               350 Ponca Pl. #436
                               Boulder, CO 80303-3802
------------------------------ ---------------------------------------------------- ------------------ ---------------
                               RS DMTC 401(k) Plan                                         21,543.670           5.95%
                               Rommel Electric Co.
                               P.O. Box 3236
                               Salisbury, MD 21802
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------

Class                          Name and Address of Account                               Share Amount      Percentage
-----                          ---------------------------                               ------------      ----------

------------------------------ ---------------------------------------------------- ------------------ ---------------
Institutional Class            Chase Manhattan Bank C/F                                 1,331,279.600          29.41%
                               Delaware Group Foundation Fund
                               Balanced Portfolio
                               Attn: Marisol Gordon
                               Global Investment Services
                               3 Metrotech Center 8th Floor
                               Brooklyn, NY 11201-3800
------------------------------ ---------------------------------------------------- ------------------ ---------------
                               Chase Manhattan Bank C/F                                1,146,620.810          25.33%
                               Delaware Group Foundation Fund
                               Income Portfolio
                               Attn: Marisol Gordon
                               Global Investment Services
                               3 Metrotech Center 8th Floor
                               Brooklyn, NY 11201-3800
------------------------------ ---------------------------------------------------- ------------------ ---------------
                               Federated Life Insurance Co.                             1,083,415.480          23.94%
                               Separate Account A
                               7 Attn:  Debbie Miller
                               8 P.O. Box 328
                               Owatonna, MN 55060-0328
------------------------------ ---------------------------------------------------- ------------------ ---------------
                               Chase Manhattan Bank C/F                                   246,778.620           5.45%
                               Delaware Group Foundation Fund
                               Growth Portfolio
                               Attn: Marisol Gordon
                               Global Investment Services
                               3 Metrotech Center 8th Floor
                               Brooklyn, NY 11201-3800
----------------------------------------------------------------------------------------------------------------------



         DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc., Delaware General Management, Inc. and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Trustees and principal officers of Government Fund are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.


--------------------------------------------------------------------------------------------------------------------------------
 Trustee/Officer                           Business Experience

------------------------------------------- ------------------------------------------------------------------------------------
*Wayne A. Stork (63)                        Chairman,  Trustee/Director of Government Fund and each of the other 32 investment companies in the Delaware Investments family.

                                            Prior to January 1, 1999, Mr. Stork was Director of Delaware Capital Management,
                                            Inc.; Chairman, President and Chief Executive Officer and Director/Trustee of DMH
                                            Corp., Delaware Distributors, Inc. and Founders Holdings, Inc.; Chairman,
                                            President, Chief Executive Officer, Chief Investment Officer and Director/Trustee
                                            of Delaware Management Company, Inc. and Delaware Management Business Trust;
                                            Chairman, President, Chief Executive Officer and Chief Investment Officer of
                                            Delaware Management Company (a series of Delaware Management Business Trust);
                                            Chairman, Chief Executive Officer and Chief Investment Officer of Delaware
                                            Investment Advisers (a series of Delaware Management Business Trust); Chairman and Chief Executive Officer of Delaware International Advisers Ltd.; Chairman,
                                            Chief Executive Officer and Director of Delaware International Holdings Ltd.;
                                            Chief Executive Officer of Delaware Management Holdings, Inc.; President and
                                            Chief Executive Officer of Delvoy, Inc.; Chairman of Delaware Distributors, L.P.;
                                            Director of Delaware Service Company, Inc. and Retirement Financial Services,
                                            Inc.

                                            Prior to January 1, 2000, Mr. Stork was Chairman and Director of Delaware
                                            Management Holdings, Inc. and a Director of Delaware International Advisers Ltd.

                                            In addition, during the five years prior to January 1, 2000, Mr. Stork has served in various executive capacities at different times within Delaware
                                            Investments.
--------------------------------------------------------------------------------------------------------------------------------
*Trustee affiliated with Government Fund's investment manager and considered an "interested person" as defined in the 1940 Act.
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Trustee/Officer                             Business Experience

------------------------------------------- ------------------------------------------------------------------------------------
*David K. Downes (60)                       President, Chief Executive Officer, Chief Financial Officer and Trustee/Director
                                            of Government Fund and each of the other 32 investment companies in the
                                            Delaware Investments family.

                                            President and Director of Delaware Management Company, Inc.

                                            President of Delaware Management Company (a series of Delaware Management
                                            Business Trust)

                                            President, Chief Executive Officer and Director of Delaware Capital Management,
                                            Inc.

                                            Chairman, President, Chief Executive Officer and Director of Delaware Service
                                            Company, Inc.

                                            President, Chief Operating Officer, Chief Financial Officer and Director of
                                            Delaware International Holdings Ltd.

                                            President, Chief Operating Officer, and Director of Delaware General Management,
                                            Inc.

                                            Chairman and Director of Delaware Management Trust Company and Retirement
                                            Financial Services, Inc.

                                            Executive Vice President, Chief Operating Officer, Chief Financial Officer of
                                            Delaware Management Holdings, Inc., Founders CBO Corporation, Delaware
                                            Distributors, L.P. and Delaware Investment Advisers (a series of Delaware
                                            Management Business Trust)

                                            Executive Vice President, Chief Financial Officer, Chief Operating Officer and
                                            Trustee of Delaware Management Business Trust

                                            Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                            Director of DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and
                                            Delvoy, Inc.

                                            Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                            Director of Vantage Global Advisors, Inc.

                                            Director of Delaware International Advisers Ltd.

                                            During the past five years, Mr. Downes has served in various executive capacities at different times within Delaware Investments.
--------------------------------------------------------------------------------------------------------------------------------
*Trustee affiliated with Government Fund's investment manager and considered an "interested person" as defined in the 1940 Act.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

Trustee/Officer                             Business Experience

------------------------------------------- ------------------------------------------------------------------------------------
Walter P. Babich (72)                       Trustee/Director of Government Fund and each of the other 32 investment companies in the Delaware Investments family

                                            460 North Gulph Road, King of Prussia, PA 19406

                                            Board Chairman, Citadel Constructors, Inc.

                                            From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.
------------------------------------------- ------------------------------------------------------------------------------------
John H. Durham (63)                        Trustee/Director of Government Fund and  each of the other 32 investment companies in the Delaware Investments family

                                            Private Investor.

                                            P.O. Box 819, Gwynedd Valley, PA 19437

                                            Mr. Durham served as Chairman of the Board of each fund in the Delaware Investments family from 1986 to 1991; President of each fund from 1977 to 1990; and Chief
                                            Executive Officer of each fund from 1984 to 1990.  Prior to 1992, with respect to
                                            Delaware Management Holdings, Inc., Delaware Management Company, Delaware
                                            Distributors, Inc. and Delaware Service Company, Inc., Mr. Durham served as a director and in various executive capacities at different times. He was also a
                                            Partner of Complete Care Services from 1995 to 1999.
------------------------------------------- ------------------------------------------------------------------------------------
Anthony D. Knerr (61)                       Trustee/Director of Government Fund and each of the 32 other investment companies in the Delaware Investments family.

                                            500 Fifth Avenue, New York, NY 10110

                                            Founder and Managing Director, Anthony Knerr & Associates

                                            From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of
                                            Columbia University, New York.  From 1987 to 1989, he was also a lecturer in
                                            English at the University.  In addition, Mr. Knerr was Chairman of The Publishing
                                            Group, Inc., New York, from 1988 to 1990.  Mr. Knerr founded The Publishing Group,
                                            Inc. in 1988.
------------------------------------------- ------------------------------------------------------------------------------------
Ann R. Leven (59)                           Trustee/Director of Government Fund and each of the other 32 other investment companies in the Delaware Investments family

                                            785 Park Avenue, New York, NY 10021

                                            Retired Treasurer, National Gallery of Art

                                            From 1994 to 1999, Ms. Leven was the Treasurer of the National Gallery of Art
                                            and from 1990 to 1994, Ms. Leven was Deputy Treasurer of the National Gallery
                                            of Art. In addition, from 1984 to 1990, Ms. Leven was Treasurer and Chief
                                            Fiscal Officer of the Smithsonian Institution, Washington, DC, and from 1975 to
                                            1992, she was Adjunct Professor of Columbia Business School.
------------------------------------------- ------------------------------------------------------------------------------------
Thomas F. Madison (64)                      Trustee/Director of Government Fund and each of the other 32 investment companies in the Delaware Investments family

                                            200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402

                                            President and Chief Executive Officer, MLM Partners, Inc.

                                            From 1996 to 1999, Mr. Madison was Chairman of the Board of Communications Holdings,
                                            Inc. From February to September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and from 1988 to 1993, he was President of U.S. WEST Communications--Markets.
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Trustee/Officer                             Business Experience

------------------------------------------- ------------------------------------------------------------------------------------
Charles E. Peck (74)                        Trustee/Director of Government Fund and each of the other 32 investment companies in the Delaware Investments family

                                            P.O. Box 1102, Columbia, MD  21044

                                            Secretary/Treasurer, Enterprise Homes, Inc.

                                            From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The Ryland
                                            Group, Inc., Columbia, MD.
------------------------------------------- ------------------------------------------------------------------------------------
Janet L. Yeomans (52)                       Trustee/Director of Government Fund and each of the other 32 investment companies in the Delaware Investments family.

                                            Building 220-13W-37, St. Paul, MN 55144

                                            Vice President and Treasurer, 3M Corporation.

                                            From 1987-1994, Ms. Yeomans was Director of Benefit Funds and Financial Markets
                                            for the 3M Corporation; Manager of Benefit Fund Investments for the 3M
                                            Corporation, 1985-1987; Manager of Pension Funds for the 3M Corporation,
                                            1983-1985; Consultant--Investment Technology Group of Chase Econometrics,
                                            1982-1983; Consultant for Data Resources, 1980-1982; Programmer for the Federal
                                            Reserve Bank of Chicago, 1970-1974.
------------------------------------------- ------------------------------------------------------------------------------------
William E. Dodge (51)                       Executive Vice President and Chief Investment Officer, Equity of Government Fund
                                            and each of the other 32 investment companies in the Delaware Investments family and Delaware Management Company (a series of Delaware Management Business Trust)

                                            Executive Vice President of Delaware Management Business Trust and Delaware Capital
                                            Management, Inc.

                                            Executive Vice President, Equity and Director of Vantage Global Advisors, Inc.

                                            President and Chief Investment Officer, Equity of Delaware Investment Advisers (a
                                            series of Delaware Management Business Trust)

                                            Prior to joining Delaware Investments in 1999, Mr. Dodge was President, Director of
                                            Marketing and Senior Portfolio Manager for Marvin & Palmer Associates.
--------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Officer                                     Business Experience

------------------------------------------- -------------------------------------------------------------------------------
Jude T. Driscoll (37)                       Executive Vice President/Head of Fixed Income of Income Funds, each of the other 32 investment companies in  the Delaware Investments family, Delaware
                                            Management Company (a series of Delaware Management Business Trust) and
                                            Delaware Investment Advisers (a series of Delaware Management Business Trust)

                                            Before joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice
                                            President, Director of Fixed Income Process at Conseco Capital Management from
                                            June 1998 to August 2000. Prior to that, he was Managing Director for
                                            NationsBanc Capital Markets from 1996 to 1998, Vice President of Goldman Sachs from 1991-1995 and Assistant Vice President of Conseco Capital Management from
                                            1989 to 1990.
------------------------------------------- -------------------------------------------------------------------------------
Richard J. Flannery (42)                    Executive Vice President/General Counsel of Government Fund and each of the other 32 investment companies in the Delaware Investments family, Delaware
                                            Management Holdings, Inc., Delaware Management Company (a series of Delaware
                                            Management Business Trust), Delaware Investment Advisers (a series of Delaware
                                            Management Business Trust), Delaware Distributors, L.P. and Founders CBO
                                            Corporation.

                                            Executive Vice President/General Counsel and Director of Delaware
                                            International Holdings Ltd., Founders Holdings, Inc., Delvoy, Inc., DMH Corp.,
                                            Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware
                                            Capital Management, Inc., Retirement Financial Services, Inc., Delaware
                                            Distributors, Inc., Delaware General Management, Inc. and Delaware Management
                                            Business Trust Company.

                                            Executive Vice President/General Counsel and Trustee of Delaware Management
                                            Business Trust.

                                            Executive Vice President/General Counsel and Director of Vantage Global
                                            Advisors, Inc.

                                            Director of Delaware International Advisers Ltd.

                                            Director of HYPPCO Finance Company Ltd.

                                            During the past five years, Mr. Flannery has served in various executive capacities at different times within Delaware Investments.
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Officer                                     Business Experience

------------------------------------------- -------------------------------------------------------------------------------
Joseph H. Hastings (50)                     Senior Vice President/Corporate Controller of Government Fund and each of the other 32 investment companies in the Delaware Investments family and
                                            Delaware Investment Advisers (a series of Delaware Management Business
                                            Trust).

                                            Senior Vice President/Corporate Controller of Vantage Global Advisors, Inc.

                                            Senior Vice President/Corporate Controller and Treasurer of Delaware
                                            Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc.,
                                            Delaware Management Company (a series of Delaware Management Business Trust),
                                            Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service
                                            Company, Inc., Delaware Capital Management, Inc., Delaware International
                                            Holdings Ltd., Delvoy, Inc., Founders Holdings, Inc., Delaware General
                                            Management, Inc. and Delaware Management Business Trust

                                            Chief Financial Officer of Retirement Financial Services, Inc.

                                            Executive Vice President/Chief Financial Officer/Treasurer of Delaware
                                            Management Trust Company

                                            Senior Vice President/Assistant Treasurer of Founders CBO Corporation

                                            During the past five years, Mr. Hastings has served in various executive capacities at different times within Delaware Investments.

------------------------------------------- -------------------------------------------------------------------------------
Michael P. Bishof (38)                      Senior Vice President and Treasurer of Government Fund and each of the other 32 investment companies in the Delaware Investments family.

                                            Senior Vice President/Investment Accounting of Delaware Service Company,
                                            Inc. and Delaware Capital Management, Inc., Delaware Distributors, L.P.,
                                            Delaware Management Company (a series of Delaware Management Business Trust)
                                            and Founders Holdings, Inc.

                                            Senior Vice President/Investment Accounting of Vantage Global Advisors, Inc.

                                            Senior Vice President and Treasurer/ Investment Accounting of Delaware
                                            Investment Advisers (a series of Delaware Management Business Trust)

                                            Senior Vice President/Manager of Investment Accounting of Delaware
                                            International Holdings, Inc.

                                            Senior Vice President and Assistant Treasurer of Founders CBO Corporation

                                            Prior to joining Delaware Investments in 1995, Mr. Bishof was a Vice President
                                            for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS
                                            First Boston Investment Management, New York, NY from 1993 to 1994 and an
                                            Assistant Vice President for Equitable Capital Management Corporation, New
                                            York, NY from 1987 to 1993.
------------------------------------------- -------------------------------------------------------------------------------
Paul Grillo (41)                            Vice President/Portfolio Manager of Government Fund and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers
                                            (a series of Delaware Management Business Trust).

                                            Before joining Delaware Investments in 1993, Mr. Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as a financial analyst at the Chemical Bank.
---------------------------------------------------------------------------------------------------------------------------



         The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from Government Fund and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a director for the fiscal year ended July 31, 2000 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of July 31, 2000. Only the independent trustees of Government Fund receive compensation from the Fund.


------------------------------------------------------------------------------------------------------------------------------

                                                           Pension or                                          Total
                                                           Retirement                                       Compensation
                                                            Benefits                 Estimated                from all
                                                            Accrued                  Annual                 Investment
                                   Aggregate               as Part of                Benefits                Companies
                               Compensation from        Government Fund,               Upon                 in Delaware
 Name (3)                       Government Fund            Expenses                Retirement(1)           Investments(2)
------------------------------------------------------------------------------------------------------------------------------
John H. Durham                        $996                    None                    $38,000                 $53,553
---------------------------- ----------------------- ------------------------ ------------------------ -----------------------
Ann R. Leven                         $1,048                   None                    $38,000                 $66,001
---------------------------- ----------------------- ------------------------ ------------------------ -----------------------
Walter P. Babich                      $996                    None                    $38,000                 $66,001
---------------------------- ----------------------- ------------------------ ------------------------ -----------------------
Anthony D. Knerr                     $1,040                   None                    $38,000                 $65,001
---------------------------- ----------------------- ------------------------ ------------------------ -----------------------
Thomas F. Madison                    $1,040                   None                    $38,000                 $65,001
---------------------------- ----------------------- ------------------------ ------------------------ -----------------------
Charles E. Peck                      $1,040                   None                    $38,000                 $65,001
---------------------------- ----------------------- ------------------------ ------------------------ -----------------------
Janet L. Yeomans(4)                   $996                    None                    $38,000                 $60,001
------------------------------------------------------------------------------------------------------------------------------



(1) Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested trustee/director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a trustee or director for a period equal to the lesser of the number of years that such person served as a trustee or director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible trustee/director retired as of July 31, 2000, he or she would be entitled to annual payments totaling the amount noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as director or trustee, based on the number of investment companies in the Delaware Investments family as of that date.

(2) Each independent trustee/director currently receives a total annual retainer fee of $38,000 for serving as a trustee/director for all 33 investment companies in Delaware Investments, plus $3,143 for each Board Meeting attended. Prior to May 1, 2000, John H. Durham served as a trustee/director for 19 investment companies in Delaware Investments and as such received a total annual retainer fee of $32,180, plus $1,810 for each Board Meeting attended. Ann R. Leven, Charles E. Peck, Anthony D. Knerr and Thomas F. Madison serve on Government Fund's audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all investment companies, in the aggregate, with the exception of the chairperson, who receives $6,000.

GENERAL INFORMATION

         Government Fund was originally organized as a Maryland corporation in 1985 and reorganized as a Delaware business trust on September 29, 1999. It is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the 1940 Act.

        The Manager is the investment manager of the Fund. The Manager also provides investment management services to certain of the other funds in the Delaware Investments family. An affiliate of the Manager also manages private investment accounts. While investment decisions of the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund.


         Delaware or Delaware International Advisers Ltd. also manages the investment options for Delaware-Lincoln ChoicePlus and Delaware Medallion (SM) III Variable Annuities. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. ChoicePlus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through ChoicePlus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity, although actual performance will differ due to such factors as different expense levels, asset size and its timing of purchases and redemptions. See Delaware Group Premium Fund, in Appendix A.

The Delaware Investments Family of Funds, the Manager and the Distributor, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions , including securities that may be purchased or held by the Portfolios, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Delaware Investments Family of Funds, the Manager and the Distributor are on public file with, and are available from, the SEC.


        The Distributor acts as national distributor for the Fund and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from the Fund on behalf of Class A Shares after reallowances to dealers, as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                                         Class A Shares
----------------------------------------------------------------------------------------------------------------------------------

    Fiscal Year Ended           Total Amount of Underwriting            Amounts Reallowed                 Net Commission
                                         Commission                         to Dealers                 to the Distributor
----------------------------- ------------------------------------ ------------------------------- -------------------------------
       July 31, 2000                    $405,891                          $393,017                         $12,874
----------------------------- ------------------------------------ ------------------------------- -------------------------------
       July 31, 1999                     319,791                           279,614                          40,177
----------------------------- ------------------------------------ ------------------------------- -------------------------------
       July 31, 1998                     190,148                           157,506                          32,642
----------------------------------------------------------------------------------------------------------------------------------


         The Distributor received Limited CDSC payments with respect to Class A Shares and CDSC payments with respect to Class B and C Shares as follows:


----------------------------------------------------------------------------------------------------------------------------------
        Fiscal Year                        Class A                            Class B                         Class C
----------------------------------------------------------------------------------------------------------------------------------
           7/31/00                        $76,244                            $97,152                          $8,441
----------------------------- ----------------------------------- -------------------------------- -------------------------------
           7/31/99                           -0-                              98,328                           5,999
----------------------------- ----------------------------------- -------------------------------- -------------------------------
           7/31/98                          1,015                             73,001                             519
----------------------------------------------------------------------------------------------------------------------------------

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the unaffiliated trustees. The Transfer Agent also provides accounting services to the Fund. Those services include performing all functions related to calculating the Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Government Fund's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Government Fund to delete the words "Delaware Group" from Government Fund's name.

         The Chase Manhattan Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245, is custodian of the Fund's securities and cash. As custodian for the Fund, Chase maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

Capitalization
         Government Fund has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class.

         Each Class represents a proportionate interest in the assets of the Fund, and each has the same voting and other rights and preferences as the other classes, except that shares of the Institutional Class may not vote on matters affecting the Fund's Distribution Plans under Rule 12b-1. Similarly, as a general matter, the shareholders of the Class A Shares, Class B Shares and Class C Shares may only vote on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to Class A Shares. General expenses of the Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Rule 12b-1 Plans of Class A, Class B and Class C Shares will be allocated solely to those classes.

         Shares do not have preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.

         Until May 31, 1992, the Fund offered two retail classes of shares, Government Income Series I class and Government Income Series II class (now, Class A Shares). Shares of the Government Income Series I class were offered with a higher sales charge than that applicable to the Government Income Series II class, but without the imposition of a Rule 12b-1 fee. Effective June 1, 1992, following shareholder approval of a plan of recapitalization on May 8, 1992, shareholders of the Government Income Series I class had their shares converted into shares of the Government Income Series II class and became subject to the latter class' Rule 12b-1 charges. Effective at the same time, following approval by shareholders, the name of the Government Income Series II class was changed to U.S. Government Fund class. Effective May 2, 1994, the U.S. Government Fund class became known as the U.S. Government Fund A Class and the U.S. Government Fund (Institutional) class became known as the U.S. Government Fund Institutional Class. Effective as of August 16, 1999, the name of Government Income Series (known as U.S. Government Fund) was changed to Delaware American Government Bond Fund. Corresponding changes were also made to the names of the Classes. Effective as of September 29, 1999, the name of Delaware Group Government Fund, Inc. changed to Delaware Group Government Fund.

Noncumulative Voting
         Fund shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Government Fund voting for the election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission.


FINANCIAL STATEMENTS


         Ernst & Young LLP serves as the independent auditors for Delaware Group Government Fund - Delaware American Government Bond Fund and, in its capacity as such, audits the financial statements contained in the Fund's Annual Report. The Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended July 31, 2000, are included in the Fund's Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the report of Ernst & Young LLP listed above are incorporated by reference from the Annual Report into this Part B.

APPENDIX A--INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE INVESTMENTS
FAMILY



        Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. As a balanced fund, the fund invests at least 25% of its assets in fixed-income securities and the remaining in equity securities. Delaware Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the manager believes have the potential for above average dividend increases over time.

        Delaware Trend Fund seeks capital appreciation by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential. Delaware Technology and Innovation Fund seeks to provide long-term capital growth by investing primarily in stocks the investment adviser believes will benefit from technological advances and improvements.


        Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.


        Delaware Growth Opportunities Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

        Delaware Decatur Equity Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Delaware Growth and Income Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Delaware Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

        Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds


         Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.


         Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

         Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.


         Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.


         Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.



         Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital. Delaware Tax-Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital.

         Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Foundation Funds Delaware Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Foundation Funds Delaware Balanced Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Foundation Funds Delaware Growth Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds.


         Delaware International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Delaware Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Delaware Global Equity Fund seeks to achieve long-term total return by investing in global securities that provide the potential for capital appreciation and income. Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

         Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Delaware Overseas Equity Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. Delaware New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

        Delaware Group Premium Fund offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Balanced Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series is a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Convertible Securities Series--seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Devon Series seeks current income and capital appreciation. The Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. Growth and Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Growth Opportunities Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. High Yield Series seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. These are commonly known as junk bonds. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. Select Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Social Awareness Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Technology and Innovation Series seeks to provide long-term capital growth. The Series invest primarily in stocks that the manager believes will benefit from technological advances and improvements. Trend Series seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry.

        Delaware U.S. Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

        Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

        Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

        Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas intangible personal property tax, consistent with the preservation of capital. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.


        Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High-Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High-Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital. Delaware Montana Municipal Bond Fund seeks as high a level of current income exempt from federal income tax and from the Montana personal income tax, as is consistent with preservation of capital.

        Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

        Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Delaware Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Delaware Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

         Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.


         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.


         Each of the summaries above is qualified in its entirety by the information contained in the funds' prospectus(es).

                                     PART C

                                Other Information


Item 23. Exhibits

         (a)  Agreement and Declaration of Trust.

              (1) Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 21 filed July 29, 1999.

              (2) Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 21 filed July 29, 1999.


         (b) By-Laws. By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 21 filed July 29, 1999.

         (c)  Copies of All Instruments Defining the Rights of Holders.

              (1) Agreement and Declaration of Trust. Articles III, IV, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 21 filed July 29, 1999.

              (2) By-Laws. Article II of By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 21 filed July 29, 1999.

         (d)  Investment Management Agreement.

              (1) Form of Investment Management Agreement (September 29, 1999) between Delaware Management Company and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 21 filed July 29, 1999.

         (e)  (1)  Distribution Agreement.

                   (i) Form of Distribution Agreement (September 1999) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed November 20, 1995.

                   (ii) Form of Amendment No. 1 to Distribution Agreement
                        (September 1999) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed November 20, 1995.

              (2) Administration and Service Agreement. Form of Administration and Service Agreement (as amended November 1995) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed November 20, 1995.

              (3)  Dealer's Agreement. Attached as Exhibit.

              (4) Mutual Fund Agreement for the Delaware Group of Funds (as amended November 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 18 filed September 27, 1996.

         (f)  Inapplicable.

         (g)  Custodian Agreement.

              (1) Custodian Agreement (May 1996) between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 20 filed September 29, 1998.

              (2) Securities Lending Agreement (1996) between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 20 filed September 29, 1998.

              (3) Letter to The Chase Manhattan Bank to add Delaware American Government Bond Fund to Schedule A of the Global Custody Agreement.


         (h)  Other Material Contracts.

              (1) Form of Shareholders Services Agreement (September 1999) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed September 27, 1996.

              (2) Form of Delaware Group of Funds Fund Accounting Agreement (September 1999) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed September 27, 1996 and Post-Effective Amendment No. 20 filed September 29, 1998.

         (i) Opinion of Counsel. Incorporated into this filing by reference to Post-Effective Amendment No. 21 filed July 29, 1999.

         (j)  Consent and Report of Auditors. Attached as Exhibit.

         (k-l) Inapplicable.

         (m)  Plans under Rule 12b-1.

              (1) Form of Plan under Rule 12b-1 for Class A (September 1999) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed November 20, 1995.

              (2) Form of Plan under Rule 12b-1 for Class B (September 1999) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed November 20, 1995.

              (3) Form of Plan under Rule 12b-1 for Class C (September 1999) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed November 20, 1995.

         (n)  Inapplicable.

         (o) Other: Powers of Attorney. Incorporated into this filing by reference to Post-Effective Amendment No. 21 filed July 29, 1999.

Item 24. Persons Controlled by or under Common Control with Registrant.  None.

Item 25. Indemnification. Article VI of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 21 filed
         July 29, 1999.

Item 26. Business and Other Connections of Investment Adviser.

    Delaware Management Company, a series of Delaware Management Business Trust, (the "Manager") serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group Cash Reserve, Delaware Group Tax-Free Fund, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Delaware Group Premium Fund, Delaware Group Global & International Funds, Delaware Pooled Trust, Delaware Group Adviser Funds, Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc., Delaware Group Foundation Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Tax-Free Funds, Voyageur Funds, Voyageur Insured Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Fund, Inc., Voyageur Minnesota Municipal Fund II, Inc. and Voyageur Minnesota Municipal Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

    The following persons serving as directors or officers of the Manager have held the following positions during the past two years:

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Charles E. Haldeman, Jr. (1)                      Chief Executive Officer of Delaware Management Company (a series of Delaware
                                                  Management Business Trust); President, Chief Executive Officer and Director of
                                                  Delaware Management Holdings, Inc.; Chief Executive Officer and Director of
                                                  DMH Corp.; Chief Executive Officer and Director of Delvoy, Inc.; Chief
                                                  Executive Officer and Director of Delaware Management Company, Inc.; Chief
                                                  Executive Officer and Trustee of Delaware Management Business Trust, Director
                                                  of Delaware Service Company, Inc.; Director of Delaware Capital Management,
                                                  Inc.; Director of Retirement Financial Services, Inc.; Director of Delaware
                                                  Distributors, Inc.; Chairman and Director of Delaware International Advisers
                                                  Ltd.; Chief Executive Officer of Delaware General Management, Inc.

                                                  Chairman, Chief Executive Officer and Director of Vantage Global Advisors, Inc.

------------------------------------------------- --------------------------------------------------------------------------------
David K. Downes                                   President of Delaware Management Company (a series of Delaware Management
                                                  Business Trust); President and Director of Delaware Management Company, Inc.;
                                                  President, Chief Executive Officer and Director of Delaware Capital
                                                  Management, Inc.; Chairman, President, Chief Executive Officer and Director of
                                                  Delaware Service Company, Inc.; President, Chief Operating Officer, Chief
                                                  Financial Officer and Director of Delaware International Holdings Ltd.;
                                                  President, Chief Operating Officer and Director of Delaware General
                                                  Management, Inc.; Chairman and Director of Delaware Management Trust Company;
                                                  Chairman and Director of Retirement Financial Services, Inc.; Executive Vice
                                                  President, Chief Operating Officer, Chief Financial Officer of Delaware
                                                  Management Holdings, Inc.; Executive Vice President, Chief Operating Officer,
                                                  Chief Financial Officer of Founders CBO Corporation; Executive Vice President,
                                                  Chief Operating Officer, Chief Financial Officer of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust); Executive Vice
                                                  President, Chief Operating Officer, Chief Financial Officer and Director of
                                                  DMH Corp.; Executive Vice President, Chief Operating Officer, Chief Financial
                                                  Officer and Director of Delaware Distributors, Inc.; Executive Vice President,
                                                  Chief Operating Officer, Chief Financial Officer of Delaware Distributors,
                                                  L.P.; Executive Vice President, Chief Operating Officer, Chief Financial
                                                  Officer and Director of Founders Holdings, Inc.; Executive Vice President,
                                                  Chief Operating Officer, Chief Financial Officer and Director of Delvoy, Inc.;
                                                  Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                                  Trustee of Delaware Management Business Trust; Director of Delaware
                                                  International Advisers Ltd.; President, Chief Executive Officer, Chief
                                                  Financial Officer, Principle Finance Officer and Trustee/Director of each fund in the Delaware Investments family

                                                  Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                                  Director of Vantage Global Advisors, Inc.

                                                  Chief Executive Officer and Director of Forewarn, Inc. since 1993, 8 Clayton
                                                  Place, Newtown Square, PA

------------------------------------------------- --------------------------------------------------------------------------------
John C. E. Campbell                               Executive Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Executive
                                                  Vice President/Global Marketing & Client Services of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust); Director of Delaware
                                                  International Advisers Ltd.

                                                  Executive Vice President/Marketing and Client Services of Vantage Global
                                                  Advisors, Inc.

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
William E. Dodge (2)                              Executive Vice President and Chief Investment Officer, Equity of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Executive
                                                  Vice President of Delaware Management Business Trust; President and Chief
                                                  Investment Officer, Equity of Delaware Investment Advisers (a series of
                                                  Delaware Management Business Trust); Executive Vice President of Delaware
                                                  Capital Management, Inc.; Executive Vice President and Chief Investment
                                                  Officer, Equity of each fund in the Delaware Investments family.

                                                  Executive Vice President/Equities and Director of Vantage Global Advisors, Inc.

------------------------------------------------- --------------------------------------------------------------------------------
Jude T. Driscoll (3)                              Executive Vice President/Head of Fixed-Income of Delaware Management Company
                                                  (a series of Delaware Management Business Trust); Delaware Investment Advisers
                                                  (a series of Delaware Management Business Trust); Executive Vice
                                                  President/Head of Fixed-Income of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Richard J. Flannery                               Executive Vice President/General Counsel of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Executive Vice
                                                  President/General Counsel of Delaware Management Holdings, Inc.; Executive
                                                  Vice President/General Counsel of Delaware Investment Advisers (a series of
                                                  Delaware Management Business Trust); Executive Vice President/General Counsel
                                                  of Founders CBO Corporation; Executive Vice President/General Counsel and
                                                  Director of Delaware International Holdings Ltd.; Executive Vice
                                                  President/General Counsel and Director of Founders Holdings, Inc.; Executive
                                                  Vice President/General Counsel and Director of Delvoy, Inc.; Executive Vice
                                                  President/General Counsel and Director of DMH Corp.; Executive Vice
                                                  President/General Counsel and Director of Delaware Management Company, Inc.;
                                                  Executive Vice President/General Counsel and Trustee of Delaware Management
                                                  Business Trust; Executive Vice President/General Counsel and Director of
                                                  Delaware Service Company, Inc.; Executive Vice President/General Counsel and
                                                  Director of Delaware Capital Management, Inc.; Executive Vice
                                                  President/General Counsel and Director of Retirement Financial Services, Inc.;
                                                  Executive Vice President/General Counsel and Director of Delaware
                                                  Distributors, Inc.; Executive Vice President/General Counsel of Delaware
                                                  Distributors, L.P.; Executive Vice President/General Counsel and Director of
                                                  Delaware Management Trust Company; Executive Vice President/General Counsel
                                                  and Director of Delaware General Management, Inc.; Director of Delaware
                                                  International Advisers Ltd.; Director of HYPPCO Finance Company Ltd.;
                                                  Executive Vice President and General Counsel of each fund in the Delaware
                                                  Investments family

                                                  Executive Vice President/General Counsel and Director of Vantage Global
                                                  Advisors, Inc.

                                                  Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverson,
                                                  PA; Director and Member of Executive Committee of Stonewall Links, Inc. since
                                                  1991, Bulltown Rd., Elverson, PA

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Richard G. Unruh, Jr.                             Executive Vice President/Chief Investment Officer of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Director of Delaware
                                                  International Advisers Ltd.; Chief Executive Officer/Chief Investment Officer
                                                  of Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Executive Vice President of Delaware Management Holdings, Inc.;
                                                  Executive Vice President of Delaware Capital Management, Inc.; Executive Vice
                                                  President and Trustee of  Delaware Management Business Trust; Executive Vice
                                                  President and Chief Investment Officer, Fixed-Income of each fund in the
                                                  Delaware Investments family

                                                  Board of Directors, Chairman of Finance Committee, Keystone Insurance Company
                                                  since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman
                                                  of Finance Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market Street,
                                                  Philadelphia, PA; Board of Directors, Metron, Inc. since 1995, 11911 Freedom
                                                  Drive, Reston, VA

------------------------------------------------- --------------------------------------------------------------------------------
Douglas L. Anderson                               Senior Vice President/Operations of Delaware Management Company (a series of
                                                  Delaware Management Business Trust; Senior Vice President/Operations of
                                                  Delaware Service Company, Inc.; Senior Vice President/Operations of Retirement
                                                  Financial Services, Inc.; Senior Vice President/Operations and Director of
                                                  Delaware Management Trust Company.

------------------------------------------------- --------------------------------------------------------------------------------
Michael P. Bishof                                 Senior Vice President/Investment Accounting of Delaware Management Company (a
                                                  series of Delaware Management Business Trust), Delaware Service Company, Inc.,
                                                  Delaware Capital Management, Inc., Delaware Distributors L.P. and Founders
                                                  Holdings, Inc.; Senior Vice President/Treasurer/ Investment Accounting of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Senior Vice President/Manager of Investment Accounting of Delaware
                                                  International Holdings, Inc.; Senior Vice President/Assistant Treasurer of
                                                  Founders CBO Corporation; Senior Vice President/Treasurer of each fund in the
                                                  Delaware Investments family

                                                  Senior Vice President/Investment Accounting of Vantage Global Advisors, Inc.

------------------------------------------------- --------------------------------------------------------------------------------
Lisa O. Brinkley                                  Senior Vice President/Compliance Director of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Senior Vice
                                                  President/Compliance Director of Delaware Management Holdings, Inc.; Senior
                                                  Vice President/Compliance Director of DMH Corp.; Senior Vice
                                                  President/Compliance Director of Delvoy, Inc.; Senior Vice
                                                  President/Compliance Director of Delaware Management Company, Inc.; Senior
                                                  Vice President/Compliance Director of Delaware Management Business Trust;
                                                  Senior Vice President/Compliance Director of Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust); Senior Vice
                                                  President/Compliance Director of Delaware Service Company, Inc.; Senior Vice
                                                  President/Compliance Director of Delaware Capital Management, Inc.; Senior
                                                  Vice President/Compliance Director of Retirement Financial Services, Inc.;
                                                  Senior Vice President/Compliance Director/Assistant Secretary of Delaware
                                                  Management Trust Company; Senior Vice President/Compliance Director of
                                                  Delaware Distributors, Inc.; Senior Vice President/Compliance Director of
                                                  Delaware Distributors, L.P.; Senior Vice President/Compliance Director of
                                                  Delaware General Management, Inc.; Senior Vice President/Compliance Director
                                                  of each fund in the Delaware Investments family

                                                  Senior Vice President of Vantage Global Advisors, Inc.

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Joshua Brooks                                     Senior Vice President/Deputy To Chief Executive Officer of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Senior Vice
                                                  President/Deputy To Chief Executive Officer of Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust); Senior Vice President/Deputy To
                                                  Chief Executive Officer of Delaware Management Holdings, Inc.

                                                  Managing Director of Vantage Global Advisors, Inc.

------------------------------------------------- --------------------------------------------------------------------------------
Robert J. DiBraccio                               Senior Vice President/Head of Equity Trading of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Senior Vice President/Head of
                                                  Equity Trading of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Senior Vice President/Head of Equity Trading of
                                                  Delaware Capital Management, Inc.

                                                  Senior Vice President/Equity Trading of Vantage Global Advisors, Inc.

------------------------------------------------- --------------------------------------------------------------------------------
Roger A. Early                                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  (a series of Delaware Management Business Trust); Senior Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Senior Vice President/Senior Portfolio Manager of
                                                  each fund in the Delaware Investments family

                                                  Vice President of Vantage Global Advisors, Inc.

------------------------------------------------- --------------------------------------------------------------------------------
John B. Fields                                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  (a series of Delaware Management Business Trust); Trustee of Delaware
                                                  Management Business Trust; Senior Vice President/Senior Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Senior Vice President/Senior Portfolio Manager of Delaware Capital Management,
                                                  Inc.; Senior Vice President/Senior Portfolio Manager of each fund in the
                                                  Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
Gerald S. Frey                                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  (a series of Delaware Management Business Trust); Senior Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Senior Vice President/Senior Portfolio Manager of
                                                  Delaware Capital Management, Inc.; Senior Vice President/Senior Portfolio
                                                  Manager of each fund in the Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
Susan L. Hanson                                   Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Senior
                                                  Vice President/Global Marketing & Client Services of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Joseph H. Hastings                                Senior Vice President/Corporate Controller and Treasurer of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Senior
                                                  Vice President/Corporate Controller and Treasurer of Delaware Management
                                                  Holdings, Inc.; Senior Vice President/Corporate Controller and Treasurer of
                                                  DMH Corp.; Senior Vice President/Corporate Controller and Treasurer of
                                                  Delaware Management Company, Inc.; Senior Vice President/Corporate Controller
                                                  and Treasurer of Delaware Distributors, L.P.; Senior Vice President/Corporate
                                                  Controller and Treasurer of Delaware Distributors, Inc.; Senior Vice
                                                  President/Corporate Controller and Treasurer of Delaware Service Company,
                                                  Inc.; Senior Vice President/Corporate Controller and Treasurer of Delaware
                                                  Capital Management, Inc.; Senior Vice President/Corporate Controller and
                                                  Treasurer of Delaware International Holdings Ltd.; Senior Vice
                                                  President/Corporate Controller and Treasurer of Delvoy, Inc.; Senior Vice
                                                  President/Corporate Controller and Treasurer of Founders Holdings, Inc.;
                                                  Senior Vice President/Corporate Controller and Treasurer of Delaware
                                                  Management Business Trust; Senior Vice President/Corporate Controller and
                                                  Treasurer of Delaware General Management, Inc.; Executive Vice President/Chief
                                                  Financial Officer/Treasurer of Delaware Management Trust Company; Chief
                                                  Financial Officer of Retirement Financial Services, Inc.; Senior Vice
                                                  President/Assistant Treasurer of Founders CBO Corporation; Senior Vice
                                                  President/Corporate Controller of Delaware Investment Advisers (a series of
                                                  Delaware Management Business Trust); Senior Vice President/Corporate
                                                  Controller of each fund in the Delaware Investments family

                                                  Senior Vice President/Corporate Controller of Vantage Global Advisors, Inc.

------------------------------------------------- --------------------------------------------------------------------------------
Joanne O. Hutcheson                               Senior Vice President/Human Resources of Delaware Management Company  (a
                                                  series of Delaware Management Business Trust); Senior Vice President/Human
                                                  Resources of Delaware Management Holdings, Inc.; Senior Vice President/Human
                                                  Resources of DMH Corp.; Senior Vice President/Human Resources of Delvoy, Inc.;
                                                  Senior Vice President/Human Resources of Delaware Management Company, Inc.;
                                                  Senior Vice President/Human Resources of Delaware Management Business Trust;
                                                  Senior Vice President/Human Resources of Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust); Senior Vice President/Human
                                                  Resources of  Delaware Service Company, Inc.; Senior Vice President/Human
                                                  Resources of Delaware Capital Management, Inc.; Senior Vice President/Human
                                                  Resources of Retirement Financial Services, Inc.; Senior Vice President/Human
                                                  Resources of Delaware Management Trust Company; Senior Vice President/Human
                                                  Resources of Delaware Distributors, Inc.; Senior Vice President/Human
                                                  Resources of  Delaware Distributors, L.P.; Senior Vice President/Human
                                                  Resources of Delaware General Management, Inc.; Senior Vice President/Human
                                                  Resources of each fund in the Delaware Investments family

                                                  Senior Vice President/Human Resources of Vantage Global Advisors, Inc.

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Richelle S. Maestro                               Senior Vice President, Secretary and Deputy General Counsel of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Senior
                                                  Vice President, Secretary and Deputy General Counsel of Delaware Management
                                                  Holdings, Inc.; Senior Vice President, Secretary and Deputy General Counsel of
                                                  DMH Corp.; Senior Vice President, Secretary and Deputy General Counsel of
                                                  Delvoy, Inc.; Senior Vice President, Secretary and Deputy General Counsel of
                                                  Delaware Management Company, Inc.; Senior Vice President, Secretary and Deputy
                                                  General Counsel of Delaware Management Business Trust; Senior Vice President,
                                                  Secretary and Deputy General Counsel of Delaware Investment Advisers (a series of Delaware Management Business Trust); Senior Vice President, Secretary and
                                                  Deputy General Counsel of Delaware Service Company, Inc.; Senior Vice
                                                  President, Secretary and Deputy General Counsel of Delaware Capital
                                                  Management, Inc.; Senior Vice President, Secretary and Deputy General Counsel
                                                  of Retirement Financial Services, Inc.; Senior Vice President, Secretary and
                                                  Deputy General Counsel of Delaware Distributors, Inc.; Senior Vice President,
                                                  Secretary and Deputy General Counsel of Delaware Distributors, L.P.; Senior
                                                  Vice President and Secretary of Delaware International Holdings Ltd.; Senior
                                                  Vice President, Secretary and Deputy General Counsel of Founders Holdings,
                                                  Inc.; Secretary of Founders CBO Corporation; Senior Vice President, Secretary
                                                  and Deputy General Counsel of Delaware Management Trust Company; Senior Vice
                                                  President, Secretary and Deputy General Counsel of Delaware General
                                                  Management, Inc.; Senior Vice President, Assistant Secretary and Deputy
                                                  General Counsel of each fund in the Delaware Investments family

                                                  General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane,
                                                  Philadelphia, PA.

------------------------------------------------- --------------------------------------------------------------------------------
Paul M. Ross                                      Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Senior
                                                  Vice President/Global Marketing & Client Services of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)

------------------------------------------------- --------------------------------------------------------------------------------
James L. Shields                                  Senior Vice President, Chief Information Officer of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Senior Vice
                                                  President, Chief Information Officer of Delaware Investment Advisers (a series of Delaware Management Business Trust); Senior Vice President, Chief
                                                  Information Officer of Delaware Service Company, Inc.; Senior Vice President,
                                                  Chief Information Officer of Delaware Capital Management Company, Inc.; Senior
                                                  Vice President, Chief Information Officer of Retirement Financial Services,
                                                  Inc.; Senior Vice President, Chief Information Officer of Delaware
                                                  Distributors, L.P.

                                                  Senior Vice President/Chief Information Officer of Vantage Global Advisors,
                                                  Inc.

------------------------------------------------- --------------------------------------------------------------------------------
Gary T. Abrams                                    Vice President/Equity Trader of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Equity Trader of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust)

                                                  Vice President/Equity Trading of Vantage Global Advisors, Inc.

------------------------------------------------- --------------------------------------------------------------------------------
Christopher S. Adams                              Vice President/Equity Analyst of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Equity Analyst of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust)

                                                  Vice President of Vantage Global Advisors, Inc.

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Peter C. Andersen                                 Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust; Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust)

------------------------------------------------- --------------------------------------------------------------------------------
Damon J. Andres                                   Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Portfolio Manager of Delaware Capital Management, Inc.; Vice
                                                  President/Portfolio Manager of each fund in the Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
Robert L. Arnold                                  Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Portfolio Manager of Delaware Capital
                                                  Management, Inc., Vice President/Senior Portfolio Manager of each fund in the
                                                  Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
Marshall T. Bassett                               Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Portfolio Manager of each fund in the Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
Joseph Baxter (4)                                 Vice President/Senior Municipal bond Trader of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Municipal
                                                  bond Trader of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust)

------------------------------------------------- --------------------------------------------------------------------------------
Christopher S. Beck                               Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Portfolio Manager of each fund in the
                                                  Delaware Investments family

                                                  Trustee of New Castle County Pension Board since October 1992, Wilmington, DE

------------------------------------------------- --------------------------------------------------------------------------------
Richard E. Biester                                Vice President/Trading Operations of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Trading Operations of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)

                                                  Vice President/Equity Trading of Vantage Global Advisors, Inc.

------------------------------------------------- --------------------------------------------------------------------------------
Gregory J. Blackburn (5)                          Vice President/Senior High-Yield Analyst of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  High-Yield Analyst of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior High-Yield Analyst of each fund in the Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
Vincent A. Brancaccio                             Vice President/Senior Equity Trader of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Equity Trader of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)

------------------------------------------------- --------------------------------------------------------------------------------
Ryan K. Brist (6)                                 Vice President/Head of Trading of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Michael P. Buckley                                Vice President/Portfolio Manager and Senior Municipal Bond Analyst of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Vice
                                                  President/Portfolio Manager and Senior Municipal Bond Analyst of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Portfolio Manager and Senior Municipal Bond Analyst of each fund in the Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
MaryEllen M. Carrozza                             Vice President/Client Services of Delaware Management Company (a series of
                                                  Delaware Management Business Trust);Vice President/Client Services of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Client Services of Delaware Distributors, Inc.; Vice
                                                  President/Client Services of Delaware General Management, Inc.; Vice
                                                  President/Client Services of each fund in the Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
Stephen R. Cianci                                 Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Portfolio Manager of each fund in the Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
Donald M. Cobin (7)                               Vice President/Director of Research of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Director of Research of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)

------------------------------------------------- --------------------------------------------------------------------------------
Mitchell L. Conery                                Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Portfolio Manager of each fund in the
                                                  Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
David F. Connor (8)                               Vice President/Deputy General Counsel/Assistant Secretary of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Vice
                                                  President/Deputy General Counsel/Assistant Secretary of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)

------------------------------------------------- --------------------------------------------------------------------------------
Timothy G. Connors                                Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Portfolio Manager for each fund in the
                                                  Delaware Investments family

                                                  Managing Director of Vantage Investment Advisers

------------------------------------------------- --------------------------------------------------------------------------------
Patrick P. Coyne                                  Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Portfolio Manager of Delaware Capital
                                                  Management, Inc.; Vice President/Senior Portfolio Manager of each fund in the
                                                  Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
George E. Deming                                  Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Director of Delaware International Advisers Ltd.; Vice
                                                  President/Senior Portfolio Manager of each fund in the Delaware Investments family

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
James Paul Dokas                                  Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Portfolio Manager of each fund in the
                                                  Delaware Investments family

                                                  Managing Director of Vantage Investment Advisors, Inc.

------------------------------------------------- --------------------------------------------------------------------------------
Michael J. Dugan                                  Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Portfolio Manager of each fund in the
                                                  Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
Joel A. Ettinger                                  Vice President/Taxation of Delaware Management Company (a series of Delaware
                                                  Management Business Trust);Vice President/Taxation of Delaware Management
                                                  Holdings, Inc.; Vice President/Taxation of DMH Corp.; Vice President/Taxation
                                                  of Delvoy, Inc.; Vice President/Taxation of Delaware Management Company, Inc.;
                                                  Vice President/Taxation of Delaware Management Business Trust; Vice
                                                  President/Taxation of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust);Vice President/Taxation of Delaware Service
                                                  Company, Inc.; Vice President/Taxation of Delaware Capital Management, Inc.;
                                                  Vice President/Taxation of Retirement Financial Services, Inc.; Vice
                                                  President/Taxation of Delaware Distributors, Inc.; Vice President/Taxation of
                                                  Delaware Distributors, L.P.; Vice President/Taxation of Founders Holdings,
                                                  Inc.; Vice President/Taxation of Founders CBO Corporation; Vice
                                                  President/Taxation of Delaware General Management, Inc.; Vice
                                                  President/Taxation of each fund in the Delaware Investments family

                                                  Vice President/Taxation and Assistant Secretary of Vantage Global Advisors,
                                                  Inc.

------------------------------------------------- --------------------------------------------------------------------------------
Joseph Fiorilla                                   Vice President/Senior Business Analyst of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Business
                                                  Analyst of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust)

------------------------------------------------- --------------------------------------------------------------------------------
Charles E. Fish                                   Vice President/Senior Equity Trader of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Equity Trader of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)

------------------------------------------------- --------------------------------------------------------------------------------
James A. Furgele                                  Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Investment Accounting
                                                  of Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Investment Accounting of Delaware Service Company,
                                                  Inc.; Vice President/Investment Accounting of each fund in the Delaware
                                                  Investments family

------------------------------------------------- --------------------------------------------------------------------------------
Stuart M. George                                  Vice President/Equity Trader of Delaware Management Company (a series of
                                                  Delaware Management Business Trust);Vice President/Equity Trader of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust)

                                                  Vice President/Equity Trading of Vantage Global Advisors, Inc.

------------------------------------------------- --------------------------------------------------------------------------------
Andrea  Giles                                     Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Portfolio Manager of Delaware Capital Management, Inc.; Vice
                                                  President/Portfolio Manager of each fund in the Delaware Investments family

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Barry Gladstein                                   Vice President/Business Manager, Equity of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Business
                                                  Manager, Equity of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Business Manager, Equity of
                                                  Delaware Capital Management, Inc.

------------------------------------------------- --------------------------------------------------------------------------------
Paul Grillo                                       Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Portfolio Manager of Delaware Capital Management, Inc.; Vice
                                                  President/Portfolio Manager of each fund in the Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
Brian T. Hannon                                   Vice President/Equity Analyst of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Equity Analyst of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust)

------------------------------------------------- --------------------------------------------------------------------------------
John A. Heffern                                   Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Portfolio Manager of each fund in the Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
Stuart  N. Hosansky                               Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Portfolio Manager of each fund in the Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
Francis J. Houghton, Jr. (9)                      Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Portfolio Manager of each fund in the
                                                  Delaware Investments family; Executive Vice President of Delaware General
                                                  Management, Inc.

------------------------------------------------- --------------------------------------------------------------------------------
Elizabeth  H. Howell                              Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Portfolio Manager of each fund in the
                                                  Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
Christian Hyldahl (10)                            Vice President/Senior Equity Analyst of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Equity Analyst
                                                  of Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Senior Equity Analyst of each fund in the Delaware
                                                  Investments family

------------------------------------------------- --------------------------------------------------------------------------------
Jeffrey W. Hynoski                                Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Portfolio Manager of each fund in the Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
Cynthia Isom                                      Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Portfolio Manager of each fund in the Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
John B. Jares (11)                                Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Portfolio Manager of each fund in the
                                                  Delaware Investments family

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Audrey E. Kohart                                  Vice President/Assistant Controller, Corporate Accounting of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Vice
                                                  President/Assistant Controller, Corporate Accounting of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)

------------------------------------------------- --------------------------------------------------------------------------------
Steven T. Lampe                                   Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Portfolio Manager of Delaware Capital Management, Inc.; Vice
                                                  President/Portfolio Manager of each fund in the Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
Philip Y. Lin                                     Vice President, Assistant Secretary and Associate General Counsel of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Vice
                                                  President, Assistant Secretary and Associate General Counsel of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust);Vice
                                                  President, Assistant Secretary and Associate General Counsel of Delaware
                                                  Service Company, Inc.; Vice President, Assistant Secretary and Associate
                                                  General Counsel of Delaware Capital Management, Inc.; Vice President,
                                                  Assistant Secretary and Associate General Counsel of Retirement Financial
                                                  Services, Inc.; Vice President, Assistant Secretary and Associate General
                                                  Counsel of Delaware Management Trust Company; Vice President, Assistant
                                                  Secretary and Associate General Counsel of Delaware Distributors, L.P.; Vice
                                                  President, Assistant Secretary and Associate General Counsel of each fund in the Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
Michael D. Mabry                                  Vice President, Assistant Secretary and Associate General Counsel of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Vice
                                                  President, Assistant Secretary and Associate General Counsel of Delaware
                                                  Management Holdings, Inc.; Vice President, Assistant Secretary and Associate
                                                  General Counsel of Delvoy, Inc.; Vice President, Assistant Secretary and
                                                  Associate General Counsel of Delaware Investment Advisers (a series of
                                                  Delaware Management Business Trust);Vice President, Assistant Secretary and
                                                  Associate General Counsel of Delaware Service Company, Inc.; Vice President,
                                                  Assistant Secretary and Associate General Counsel of Delaware Capital
                                                  Management, Inc.; Vice President, Assistant Secretary and Associate General
                                                  Counsel of Retirement Financial Services, Inc.; Vice President, Assistant
                                                  Secretary and Associate General Counsel of Delaware Distributors, L.P.; Vice
                                                  President, Assistant Secretary and Associate General Counsel of DMH Corp.;
                                                  Vice President, Assistant Secretary and Associate General Counsel of Delaware
                                                  Management Company, Inc.; Vice President, Assistant Secretary and Associate
                                                  General Counsel of Delaware Management Business Trust; Vice President,
                                                  Assistant Secretary and Associate General Counsel of each fund in the Delaware
                                                  Investments family

------------------------------------------------- --------------------------------------------------------------------------------
John P. McCarthy                                  Vice President/Senior High-Yield Analyst of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  High-Yield Analyst of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior High-Yield Analyst of each fund in the Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
Andrew M. McCullagh, Jr.                          Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Portfolio Manager of each fund in the
                                                  Delaware Investments family

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Francis X. Morris                                 Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Portfolio Manager of each fund in the
                                                  Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
Gerald T. Nichols                                 Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Senior Portfolio Manager of Founders Holdings,
                                                  Inc., Treasurer, Assistant Secretary and Director of Founders CBO
                                                  Corporation;  Director of HYPPCO Finance Company Ltd.; Vice President/Senior
                                                  Portfolio Manager of each fund in the Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
Robert A. Norton, Jr.                             Vice President/Equity Analyst of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Equity Analyst of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust)

------------------------------------------------- --------------------------------------------------------------------------------
David P. O'Connor                                 Vice President, Assistant Secretary and Associate General Counsel of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Vice
                                                  President, Assistant Secretary and Associate General Counsel of Delaware
                                                  Management Holdings, Inc.; Vice President, Assistant Secretary and Associate
                                                  General Counsel of Delvoy, Inc.; Vice President, Assistant Secretary and
                                                  Associate General Counsel of Delaware Investment Advisers (a series of
                                                  Delaware Management Business Trust);Vice President, Assistant Secretary and
                                                  Associate General Counsel of Delaware Service Company, Inc.; Vice President,
                                                  Assistant Secretary and Associate General Counsel of Delaware Capital
                                                  Management, Inc.; Vice President, Assistant Secretary and Associate General
                                                  Counsel of Retirement Financial Services, Inc.; Vice President, Assistant
                                                  Secretary and Associate General Counsel of Delaware Distributors, L.P.; Vice
                                                  President, Assistant Secretary and Associate General Counsel of DMH Corp.;
                                                  Vice President, Assistant Secretary and Associate General Counsel of Delaware
                                                  Management Company, Inc.; Vice President, Assistant Secretary and Associate
                                                  General Counsel of Delaware Management Business Trust; Vice President,
                                                  Assistant Secretary and Associate General Counsel of each fund in the Delaware
                                                  Investments family

                                                  Vice President, Assistant Secretary and Associate General Counsel of Vantage
                                                  Global Advisors, Inc.

------------------------------------------------- --------------------------------------------------------------------------------
John J. O'Connor                                  Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Investment
                                                  Accounting/Assistant Treasurer of Delaware Investment Advisers (a series of
                                                  Delaware Management Business Trust); Vice President/Investment Accounting of
                                                  Delaware Service Company, Inc.; Vice President/Assistant Treasurer of each fund in the Delaware Investments family

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Donald G. Padilla                                 Vice President/Assistant Controller/Assistant Treasurer of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Vice
                                                  President/Assistant Controller/Assistant Treasurer of DMH Corp.; Vice
                                                  President/Assistant Controller/Assistant Treasurer of Delvoy, Inc.; Vice
                                                  President/Assistant Controller/Assistant Treasurer of Delaware Management
                                                  Company, Inc.; Vice President/Assistant Controller/Assistant Treasurer of
                                                  Delaware Management Business Trust; Vice President/Assistant
                                                  Controller/Assistant Treasurer of Delaware Investment Advisers (a series of
                                                  Delaware Management Business Trust); Vice President/Assistant
                                                  Controller/Assistant Treasurer of Delaware Service Company, Inc.; Vice
                                                  President/Assistant Controller/Assistant Treasurer of Delaware Capital
                                                  Management, Inc.; Vice President/Assistant Controller/Assistant Treasurer of
                                                  Retirement Financial Services, Inc.; Vice President/Assistant
                                                  Controller/Assistant Treasurer of Delaware Management Trust Company; Vice
                                                  President/Assistant Controller/Assistant Treasurer of Delaware Distributors,
                                                  L.P.; Assistant Vice President/Assistant Controller of Founders Holdings,
                                                  Inc.; Vice President/Assistant Controller/Assistant Treasurer of Delaware
                                                  General Management, Inc.; Vice President/Assistant Controller/Assistant
                                                  Treasurer of Delaware Management Holdings, Inc.; Vice President/Assistant
                                                  Controller/Assistant Treasurer of Delaware Distributors, Inc.

                                                  Vice President/Assistant Controller/Assistant Treasurer of Vantage Global
                                                  Advisors, Inc.

------------------------------------------------- --------------------------------------------------------------------------------
Tim Rabe (12)                                     Vice President/High-Yield Trader of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/High-Yield Trader of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)

------------------------------------------------- --------------------------------------------------------------------------------
Richard Salus                                     Vice President/Assistant Controller of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Assistant Controller of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Assistant Controller of Delaware Management Trust Company; Vice
                                                  President/Assistant Controller of Delaware Management Business Trust; Vice
                                                  President/Assistant Controller of Delaware Service Company, Inc.; Vice
                                                  President/Assistant Controller of Delaware Capital Management, Inc.; Vice
                                                  President/Assistant Controller of Retirement Financial Services, Inc.; Vice
                                                  President/Assistant Controller of Delaware Distributors, L.P.; Vice
                                                  President/Assistant Controller of Delaware Distributors, Inc.; Vice
                                                  President/Assistant Controller of Delaware International Holdings Ltd.; Vice
                                                  President/Assistant Controller  of Delaware General Management, Inc.; Vice
                                                  President/Assistant Controller of Delaware Management Holdings, Inc.; Vice
                                                  President/Assistant Controller of DMH Corp.

                                                  Vice President/Assistant Controller of Vantage Global Advisors, Inc.

------------------------------------------------- --------------------------------------------------------------------------------
Robert D. Schwartz (13)                           Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Assistant Secretary of Delaware General Management, Inc.; Vice
                                                  President/Portfolio Manager of each fund in the Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
Richard D. Seidel                                 Vice President/Assistant Controller/Manager, Payroll of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Vice
                                                  President/Assistant Controller/Manager, Payroll of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)

------------------------------------------------- --------------------------------------------------------------------------------
Frank M. Staves                                   Vice President/Client Services of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Client Services of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------- --------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Michael T. Taggart                                Vice President/Facilities and Administrative Services of Delaware Management
                                                  Company (a series of Delaware Management Business Trust);Vice
                                                  President/Facilities and Administrative Services of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Facilities and Administrative Services of Delaware Service Company,
                                                  Inc.; Vice President/Facilities and Administrative Services of Delaware
                                                  Distributors, L.P.
------------------------------------------------- --------------------------------------------------------------------------------
Ward W. Tatge (14)                                Vice President/Senior Research Analyst of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior Research
                                                  Analyst of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Thomas J. Trotman                                 Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Portfolio Manager of each fund in the Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
Lori P. Wachs                                     Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Portfolio Manager of each fund in the Delaware Investments family

------------------------------------------------- --------------------------------------------------------------------------------
James J. Wright (15)                              Vice President/Senior Equity Analyst of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Equity Analyst
                                                  of Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Senior Equity Analyst of each fund in the Delaware
                                                  Investments family

----------------------------------------------------------------------------------------------------------------------------------

*Business Address is 1818 Market Street, Philadelphia, PA 19103.

--------------------------------------------------------------------------------
(1) PRESIDENT, CHIEF OPERATING OFFICER AND DIRECTOR, United Asset Management, Boston, MA, March 1998-January 2000.
(2) PRESIDENT, DIRECTOR OF MARKETING AND SENIOR PORTFOLIO MANAGER, Marvin & Palmer Associates, Wilmington, DE, 1996-1998.
(3) SENIOR VICE PRESIDENT AND DIRECTOR, Conseco Capital Management, Indianapolis, IN, June 1998 to August 2000.
(4) VICE PRESIDENT/PORTFOLIO MANAGER, First Union National Bank, Philadelphia, PA, May 1982 to August 1999.
(5) SENIOR INVESTMENT ANALYST, Metlife, Convent Station, NJ, July 1993 to September 1998.
(6) SENIOR TRADER/CORPORATE SPECIALIST, Conseco Capital Management, Indianapolis, IN, August 1995 to August 2000.
(7) ASSISTANT VICE PRESIDENT/SENIOR SECURITIES ANALYST, Conseco Capital Management, Indianapolis, IN, 1997 to August 2000.
(8) ASSISTANT GENERAL COUNSEL, Prudential Investments, Newark, NJ, March 1998 to July 2000.
(9) PRESIDENT AND PORTFOLIO MANAGER, Lynch and Mayer, Inc., New York, NY, January 1990-February 2000.
(10) REGIONAL CONSULTANT/SUMMER INTERN, Merrill Lynch, Los Angeles, CA and New York, NY, 1994 to 1997. STUDENT 1997-1999.
(11) VICE PRESIDENT AND PORTFOLIO MANAGER, Berger Funds, LLC, Denver, CO, 1997-February 2000.
(12) PORTFOLIO MANAGER, Conseco Capital Management, Indianapolis, IN, June 1996 to July 2000.
(13) VICE PRESIDENT, Lynch and Mayer, Inc., New York, NY, February 1993 to February 2000.
(14) HIGH-YIELD ANALYST, Credit Suisse First Boston, New York, NY, 1997 to 1998. HIGH-YIELD ANALYST, Conseco Capital Management, Indianapolis, IN 1999 to 2000.
(15) MANAGING DIRECTOR-RESEARCH, Schuylkill Capital Management, Philadelphia, PA, 1997 to May 2000.
--------------------------------------------------------------------------------

Item 27. Principal Underwriters.

         (a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments family.

         (b) Information with respect to each officer or partner of principal underwriter:

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*       Positions and Offices with Underwriter       Positions and Offices with Registrant
------------------------------------------ -------------------------------------------- --------------------------------------------
Delaware Distributors, Inc.                General Partner                              None
------------------------------------------ -------------------------------------------- --------------------------------------------
Delaware Investment Advisers               Limited Partner                              None
------------------------------------------ -------------------------------------------- --------------------------------------------
Delaware Capital Management, Inc.          Limited Partner                              None
------------------------------------------ -------------------------------------------- --------------------------------------------
Mary R. Barneby                            Vice Chairman                                None
------------------------------------------ -------------------------------------------- --------------------------------------------
Westley V. Thompson                        Vice Chairman                                None
------------------------------------------ -------------------------------------------- --------------------------------------------
Bruce D. Barton                            President/Chief Executive Office             None
------------------------------------------ -------------------------------------------- --------------------------------------------
David K. Downes                            Executive Vice President/Chief Operating     President/Chief Executive Officer/Chief
                                           Officer/Chief Financial Officer              Financial Officer
------------------------------------------ -------------------------------------------- --------------------------------------------
Richard J. Flannery                        Executive Vice President/General Counsel     Executive Vice President/General Counsel
------------------------------------------ -------------------------------------------- --------------------------------------------
Diane M. Anderson                          Senior Vice President/Retirement Operations  None
------------------------------------------ -------------------------------------------- --------------------------------------------
Michael P. Bishof                          Senior Vice President/Investment Accounting  Senior Vice President/Treasurer
------------------------------------------ -------------------------------------------- --------------------------------------------
Lisa O. Brinkley                           Senior Vice President/Compliance Director    Senior Vice President/Compliance Director
------------------------------------------ -------------------------------------------- --------------------------------------------
Larry Carr                                 Senior Vice President/Variable Annuity       None
                                           Sales Director
------------------------------------------ -------------------------------------------- --------------------------------------------
Terrence P. Cunningham                     Senior Vice President/National Sales         None
                                           Director, Financial Institutions
------------------------------------------ -------------------------------------------- --------------------------------------------
Darryl S. Grayson                          Senior Vice President/Director, Internal     None
                                           Sales
------------------------------------------ -------------------------------------------- --------------------------------------------
Joseph H. Hastings                         Senior Vice President/Treasurer/ Corporate   Senior Vice President/Corporate Controller
                                           Controller
------------------------------------------ -------------------------------------------- --------------------------------------------
Joanne O. Hutcheson                        Senior Vice President/Human Resources        Senior Vice President/Human Resources
------------------------------------------ -------------------------------------------- --------------------------------------------
Karina J. Istvan                           Senior Vice President/Retail Product         None
                                           Management
------------------------------------------ -------------------------------------------- --------------------------------------------
Mark R. Kiniry                             Senior Vice President/Western Sales          None
                                           Manager/Wirehouse Regional
------------------------------------------ -------------------------------------------- --------------------------------------------
Stephen W. Long                            Senior Vice President/National Sales         None
                                           Director, Wirehouse/Wrap Channel
------------------------------------------ -------------------------------------------- --------------------------------------------
Richelle S. Maestro                        Senior Vice President/Deputy General         Senior Vice President/Deputy General
                                           Counsel/Secretary                            Counsel/Assistant Secretary
------------------------------------------ -------------------------------------------- --------------------------------------------
Mac McAuliffe                              Senior Vice President/Sales Manager          None
                                           Director
------------------------------------------ -------------------------------------------- --------------------------------------------
Doff Meyer                                 Senior Vice President/Retail Investor        None
                                           Management
------------------------------------------ -------------------------------------------- --------------------------------------------
 J. Chris Meyer                            Senior Vice President/Director, Product      None
                                           Management
------------------------------------------ -------------------------------------------- --------------------------------------------
Henry W. Orvin                             Senior Vice President/Sales Manager          None
                                           Director
------------------------------------------ -------------------------------------------- --------------------------------------------
Christopher H. Price                       Senior Vice President/Insurance Products     None
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*       Positions and Offices with Underwriter       Positions and Offices with Registrant
------------------------------------------ -------------------------------------------- --------------------------------------------
Philip G. Rickards                         Senior Vice President/Regional Consultant    None
                                           Director
------------------------------------------ -------------------------------------------- --------------------------------------------
James L. Shields                           Senior Vice President/Chief Information      None
                                           Officer
------------------------------------------ -------------------------------------------- --------------------------------------------
Steven Sorenson                            Senior Vice President/Director of            None
                                           Independent Planner & Insurance and
                                           Registered Investment Adviser Channels
------------------------------------------ -------------------------------------------- --------------------------------------------
Richard P. Allen                           Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Patrick A. Bearss                          Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Larry Bridwell                             Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
William S. Carroll                         Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Patrick A. Connelly                        Vice President/Registered Investment         None
                                           Adviser Sales
------------------------------------------ -------------------------------------------- --------------------------------------------
Thomas J. Durkin                           Vice President/Intermediary Sales-Midwest    None
                                           Region
------------------------------------------ -------------------------------------------- --------------------------------------------
Donald A. Edmunds                          Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Joel A. Ettinger                           Vice President/Taxation                      Vice President/Taxation
------------------------------------------ -------------------------------------------- --------------------------------------------
Edward A. Foley                            Vice President/Marketing Communications      None
------------------------------------------ -------------------------------------------- --------------------------------------------
Susan T. Friestedt                         Vice President/Retirement Services           None
------------------------------------------ -------------------------------------------- --------------------------------------------
John L. Greico                             Vice President/Senior Key Account Manager    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Rhonda J. Guido                            Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Ronald A. Haimowitz                        Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Edward J. Hecker                           Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
John R. Herron                             Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Steven N. Horton                           Vice President/ Senior Regional Consultant   None
------------------------------------------ -------------------------------------------- --------------------------------------------
Dinah J. Huntoon                           Vice President/Product Manager, Equities     None
------------------------------------------ -------------------------------------------- --------------------------------------------
Thomas Intoccia                            Vice President/Independent Planner &         None
                                           Insurance Key Accounts
------------------------------------------ -------------------------------------------- --------------------------------------------
Christopher L. Johnston                    Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Michael J. Jordan                          Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Carolyn Kelly                              Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Richard M. Koerner                         Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Ellen M. Krott                             Vice President/Marketing                     None
------------------------------------------ -------------------------------------------- --------------------------------------------
John LeBoeuf                               Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
SooHee Lee                                 Vice President/Fixed Income &                None
                                           International Product Manager
------------------------------------------ -------------------------------------------- --------------------------------------------
Philip Y. Lin                              Vice President/Associate General             Vice President/Associate General
                                           Counsel/Assistant Secretary                  Counsel/Assistant Secretary
------------------------------------------ -------------------------------------------- --------------------------------------------
John R. Logan                              Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Michael D. Mabry                           Vice President/Associate General             Vice President/Associate General
                                           Counsel/Assistant Secretary                  Counsel/Assistant Secretary
------------------------------------------ -------------------------------------------- --------------------------------------------
Theodore T. Malone                         Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Raymond G. McCarthy                        Vice President/National Accounts,            None
                                           Independent Planner & Insurance Channels
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*       Positions and Offices with Underwriter       Positions and Offices with Registrant
------------------------------------------ -------------------------------------------- --------------------------------------------
Joanne C. McCranie                         Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Scott L. Metzger                           Vice President/Business Development          None
------------------------------------------ -------------------------------------------- --------------------------------------------
Jamie L. Meyer                             Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Christopher W. Moore                       Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Andrew F. Morris                           Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Scott E. Naughton                          Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Nancy Nawn                                 Vice President/Senior Wrap Product Manager   None
------------------------------------------ -------------------------------------------- --------------------------------------------
Julie A. Nye                               Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Daniel J. O'Brien                          Vice President/Insurance Products            None
------------------------------------------ -------------------------------------------- --------------------------------------------
David P. O'Connor                          Vice President/Associate General             Vice President/Associate General
                                           Counsel/Assistant Secretary                  Counsel/Assistant Secretary
------------------------------------------ -------------------------------------------- --------------------------------------------
Joseph T. Owczarek                         Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Donald G. Padilla                          Vice President/Assistant                     None
                                           Controller/Assistant Treasurer
------------------------------------------ -------------------------------------------- --------------------------------------------
Otis S. Page                               Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Scott P. Passias                           Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Mary Ellen Pernice-Fadden                  Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Laura E. Roman                             Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Robert A. Rosso                            Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Richard  Salus                             Vice President/Assistant Controller          None
------------------------------------------ -------------------------------------------- --------------------------------------------
Linda D. Shulz                             Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Gordon E. Searles                          Vice President/Client Services               None
------------------------------------------ -------------------------------------------- --------------------------------------------
Catherine A. Seklecki                      Vice President/Retirement Sales              None
------------------------------------------ -------------------------------------------- --------------------------------------------
John C. Shalloe                            Vice President/Wrap Fee Senior Regional      None
                                           Consultant
------------------------------------------ -------------------------------------------- --------------------------------------------
Darren Smith                               Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Kimberly M. Spangler                       Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Michael T. Taggart                         Vice President/Facilities & Administrative   None
                                           Services
------------------------------------------ -------------------------------------------- --------------------------------------------
Bryon Townsend                             Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Julia R. Vander Els                        Vice President/Retirement Plan               None
                                           Communications
------------------------------------------ -------------------------------------------- --------------------------------------------
Jeffrey Vankuelen                          Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Andrew J. Whitaker                         Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Scott Whitehouse                           Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Wesley Williams                            Vice President/Senior Regional Consultant    None
------------------------------------------------------------------------------------------------------------------------------------

* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                (c)   Inapplicable.

Item 28. Location of Accounts and Records.

         All accounts and records are maintained in Philadelphia at 1818 Market Street, Philadelphia, PA 19103 or One Commerce Square, Philadelphia, PA 19103.

Item 29. Management Services. None.

Item 30. Undertakings. Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 21st day of September, 2000.

                                         DELAWARE GROUP GOVERNMENT FUND

                                              By /s/ David K. Downes
                                                -----------------------------
                                                      David K. Downes
                                           President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

            Signature                           Title                                  Date
------------------------        -----------------------------------------      ---------------------

/s/David K. Downes              President/Chief Executive Officer/             September 21, 2000
------------------------        Chief Financial Officer (Principal
David K. Downes                 Executive Officer/Principal Accounting
                                Officer) and Trustee

/s/Wayne A. Stork               Trustee                                        September 21, 2000
------------------------
Wayne A. Stork

/s/Walter P. Babich             Trustee                                        September 21, 2000
------------------------
Walter P. Babich

/s/John H. Durham               Trustee                                        September 21, 2000
------------------------
John H. Durham

/s/ Anthony D. Knerr            Trustee                                        September 21, 2000
------------------------
Anthony D. Knerr

/s/ Ann R. Leven                Trustee                                        September 21, 2000
------------------------
Ann R. Leven

/s/Thomas F. Madison            Trustee                                        September 21, 2000
------------------------
Thomas F. Madison

/s/Charles E. Peck              Trustee                                        September 21, 2000
------------------------
Charles E. Peck

/s/Janet L. Yeomans             Trustee                                        September 21, 2000
------------------------
Janet L. Yeomans

                               *By: /s/David K. Downes
                                    ------------------------
                                      David K. Downes
                                    as Attorney-in-Fact for
                                 each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



















                                    Exhibits

                                       to

                                    Form N-1A

















             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


Exhibit No.       Exhibit
-----------       -------

EX-99.E           Form of Dealer's Agreement

Ex-99.G3 Letter to The Chase Manhattan Bank to add Delaware American Government Bond Fund to Schedule A of the Global Custody Agreement.

EX-99.J           Consent and Report of Auditors